 As filed with the Securities and Exchange Commission on February 13, 2003
                                            Registration No. 333-93567/811-09747

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.  [ ]
                       POST-EFFECTIVE AMENDMENT NO. 4 [X]
                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                               Amendment No. 1        [X]
                        (Check appropriate box or boxes)

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                           (Exact Name of Registrant)

                   LIFE INVESTORS INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)
                              4333 Edgewood Road NE
                             Cedar Rapids, IA 52499
              (Address of Depositor's Principal Executive Offices)
                    (Zip Code) Depositor's Telephone Number,
                              including Area Code:
                                 (319) 398-8511

                                Thomas E. Pierpan
                  Vice President and Associate General Counsel
                   Life Investors Insurance Company of America
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                     (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jane Wilson-Bilik, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

Approximate Date of Proposed Public Offering: May 1, 2003

It is proposed that this filing will become effective (check appropriate box):

  immediately upon filing pursuant to paragraph (b)
--
  on (date) , pursuant to paragraph (b)
--
   60 days after filing pursuant to paragraph (a)(1)
--
[X]on May 1, 2003, pursuant to paragraph (a)(1)

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                    ----------------------------------------
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                     POLICY

                                    Issued by

                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                        LIFE INVESTORS INSURANCE COMPANY
                                   OF AMERICA

                              4333 EDGEWOOD ROAD NE
                            CEDAR RAPIDS, IOWA 52499
                                 (319) 398-8511.

                    ----------------------------------------
PROSPECTUS
May 1, 2003

Life Investors Insurance Company of America (the "Company" or "we") is offering the flexible premium variable life insurance policy ("Policy") described in this prospectus. Certain Policy provisions may vary based on the state where the Company issues the Policy. The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Policy's values to:

         - Life Investors Variable Life Account A (the "Separate Account"), which invests in the portfolios listed on this page; or

         -        a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

         -        ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

         -        ARE NOT FEDERALLY INSURED;

         -        ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

         -        ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy. It also may not be to your advantage to take a Policy loan to buy additional life insurance.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios are available:

-    JANUS ASPEN SERIES
         Janus Aspen Growth Portfolio
         Janus Aspen Worldwide Growth Portfolio
         Janus Aspen Balanced Portfolio
         Janus Aspen Capital Appreciation Portfolio
         Janus Aspen Aggressive Growth Portfolio

-    AIM VARIABLE INSURANCE FUNDS
         AIM V.I. Capital Appreciation Fund - Series I
         AIM V.I. Government Securities Fund- Series I
         AIM V.I. Growth Fund - Series I
         AIM V.I. International Growth Fund - Series I
                  f/k/a AIM V.I. International Equity Fund
         AIM V.I. Premier Equity Fund - Series I
                  f/k/a AIM V.I. Value Fund

-    OPPENHEIMER VARIABLE ACCOUNT FUNDS
         Oppenheimer Main Street Growth & Income Fund/VA
         Oppenheimer Multiple Strategies Fund/VA
         Oppenheimer Bond Fund/VA
         Oppenheimer Strategic Bond Fund/VA
         Oppenheimer High Income Fund/VA
         Oppenheimer Main Street Small Cap Fund/VA

-    FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
         Fidelity VIP Index 500 Portfolio (Initial Class)
         Fidelity VIP Money Market Portfolio (Initial Class) Fidelity VIP Growth Portfolio (Service Class)
         Fidelity VIP Contrafund(R) Portfolio (Service Class) Fidelity VIP Growth & Income Portfolio (Service Class) Fidelity VIP Mid Cap Portfolio (Service Class 2)
         Fidelity VIP Value Strategies Portfolio (Service Class 2)

-    MFS(R) Variable Insurance Trust(sm)
         MFS New Discovery Series (Service Shares)
         MFS Total Return Series (Service Shares)
         MFS Utilities Series (Service Shares)
         MFS Mid Cap Growth Series (Service Shares)
         MFS Investors Growth Stock Series (Service Shares)
         MFS Value Series (Service Shares)

TABLE OF CONTENTS

Policy Benefits/Risks Summary.........................................................      1
    Policy Benefits...................................................................      1
       The Policy in General..........................................................      1
       Flexible Premiums..............................................................      1
       Variable Death Benefit.........................................................      2
       Policy Value...................................................................      2
       Transfers......................................................................      2
       Loans..........................................................................      2
       Surrenders and Withdrawals.....................................................      3
    Policy Risks......................................................................      3
       Investment Risks...............................................................      3
       Risk of Lapse..................................................................      3
       Tax Risks (Income Tax and MEC).................................................      4
       Loan Risks.....................................................................      4
Portfolio Risks.......................................................................      4
Fee Tables............................................................................      4
       Range of Expenses for the Portfolios...........................................      9
Life Investors, the Separate Account, the Fixed Account and the Portfolios............     10
       Life Investors Insurance Company of America ...............................         10
       The Separate Account...........................................................     10
       The Fixed Account..............................................................     11
       The Portfolios.................................................................     11
       Voting Portfolio Shares........................................................     14
Charges and Deductions................................................................     15
       Expense Charge.................................................................     15
       Monthly Deduction..............................................................     16
       Mortality and Expense Risk Charge..............................................     17
       Surrender and Withdrawal Charges...............................................     17
       Transfer Charge................................................................     18
       Portfolio Expenses.............................................................     18
The Policy............................................................................     19
       Ownership Rights...............................................................     19
       Modifying the Policy...........................................................     19
       Purchasing a Policy............................................................     19
       Tax-Free "Section 1035" Exchanges..............................................     20
       When Insurance Coverage Takes Effect...........................................     20
Policy Features.......................................................................     21
    Premiums..........................................................................     21
       Allocating Premiums............................................................     21
       Premium Flexibility............................................................     21
Transfers.............................................................................     22
       General........................................................................     22
       Exchange Privilege.............................................................     23
       Dollar Cost Averaging..........................................................     24
       Asset Rebalancing Program......................................................     24
Policy Values.........................................................................     25
       Policy Value...................................................................     25
       Cash Surrender Value...........................................................     25
       Subaccount Value...............................................................     25
       Unit Value.....................................................................     25
       Fixed Account Value............................................................     26

Death Benefit.........................................................................     26
       Death Benefit Proceeds.........................................................     26
       Death Benefit Options..........................................................     27
       Changing the Death Benefit Option..............................................     27
       Effects of Withdrawals on the Death Benefit....................................     28
       Changing the Specified Amount..................................................     28
Surrenders and Partial Withdrawals....................................................     29
       Surrenders.....................................................................     29
       Withdrawals....................................................................     30
       Canceling a Policy (Free-Look Right)...........................................     30
Loans    .............................................................................     31
       Loan Conditions................................................................     31
       Effect of Policy Loans.........................................................     32
Policy Lapse and Reinstatement........................................................     32
       Lapse..........................................................................     32
       Reinstatement..................................................................     33
Federal Income Tax Considerations.....................................................     33
       Tax Treatment of Policy Benefits...............................................     34
Other Policy Information..............................................................     36
       Payments We Make...............................................................     36
       Policy Termination.............................................................     36
       Supplemental Benefits and Riders...............................................     37
Additional Information................................................................     38
       Sale of the Policies...........................................................     38
       Market Timing..................................................................     38
       Legal Proceedings..............................................................     38
       Financial Statements...........................................................     39
Table of Contents of the Statement of Additional Information..........................     39
Glossary .............................................................................     40
Prospectus Back Cover.................................................................     43
       Personalized Illustrations of Policy Benefits..................................     43
       Inquiries......................................................................     43

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefit and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

THE POLICY IN GENERAL

- The Policy is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation.

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

- Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest (4% for Policies issued in Florida). We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our general account.

- Separate Account. You may direct your money in your Policy to any of the Subaccounts of the Separate Account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

- Supplemental Benefits and Riders. Supplemental benefits and riders are available under the Policy. We deduct charges for these riders from Policy Value as part of the Monthly Deduction. These riders may not be available in all states.

FLEXIBLE PREMIUMS

- You can select a premium payment plan (monthly, quarterly, semi-annually, or annually) but you are not required to pay premiums according to the plan. The initial premium is due on or before the Policy Date. Thereafter, you may make subsequent premium payments, in any frequency or amount of $25 or more, at any time before the Maturity Date. We will not accept any premiums after the Maturity Date.

- In your application, you must select one of the No-Lapse Periods we offer: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured's age 100. We will establish a Minimum Monthly Premium amount for your Policy based on the Insured's age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium under your Policy is the amount necessary to guarantee insurance coverage for the No-Lapse Period you select. Longer No-Lapse Periods require higher Minimum Monthly Premiums.

- We will notify you if your Policy enters a 61-day grace period. Your Policy will lapse if you do not make a sufficient payment before the end of the grace period.

         If your Policy is in the No-Lapse Period you have selected, then the Policy will enter a 61-day grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, AND the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

         If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

- When you receive your Policy, the 10-day free look period begins (the free look period may be longer in some states). You may return the Policy during the free look period and receive a refund of all payments you made (less any withdrawals and Indebtedness).

- We multiply each premium you pay by the expense charge, deduct that charge, and credit the resulting amount (the net premium) to the Policy Value.

VARIABLE DEATH BENEFIT

-        You must choose between two death benefit options under the Policy.
         After the first Policy Year, you may change death benefit options once each 12-month period. We calculate the amount under each death option as of the Insured's date of death. Surrenders may have tax consequences.

                  -        LEVEL DEATH BENEFIT is equal to the greater of:

                           the Specified Amount (which is the amount of insurance the owner selects); or

                           the Policy Value multiplied by the applicable Death Benefit Ratio.

                  -        INCREASING DEATH BENEFIT is equal to the greater of :

                           the Specified Amount plus the Policy Value; or

                           the Policy Value multiplied by the applicable Death Benefit Ratio.

POLICY VALUE

- Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

- Policy Value varies from day to day, depending on the investment experience of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

- Prior to the Investment Start Date, we allocate the net premiums to the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account according to your allocation percentages.

TRANSFERS

- You may make 12 transfers among the Subaccounts and the Fixed Account each Policy year free of charge.

- You must transfer at least $100 or the total value in the Subaccount or the Fixed Account if less than $100.

- We charge $25 per transfer for the 13th and each additional transfer during a Policy Year.

LOANS

- You may take a loan (minimum $250) from your Policy at any time. The maximum loan amount you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions. Loans may have tax consequences.

- As collateral for the loan, we transfer an amount equal to the loan plus interest in advance until the next Policy Anniversary from the Separate Account and Fixed Account to the loan reserve (part of our Fixed Account). We credit interest on amounts in the loan reserve and we guarantee that the annual rate will not be lower than 3% (4% in Florida).

- We charge you a maximum annual interest rate of 5.66% in advance on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.

- After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge an annual interest rate of 3.85% in advance on preferred loan amounts. Preferred loans may have tax consequences.

- You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25 unless the loan amount is less than $25, in which case full payment is required. The payment must be clearly marked as "loan repayments" or we will credit them as premiums.

- We deduct any unpaid Indebtedness from the proceeds payable on the Insured's death.

SURRENDERS AND WITHDRAWALS

- SURRENDER: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Cash Surrender Value (i.e., the Policy Value on the date of surrender minus any surrender charge, and minus any Indebtedness). Life insurance coverage will end. The surrender charge will apply during the first 19 Policy Years after the Policy Date. An additional surrender charge will be applicable for 19 years from the date of any increase in the Specified Amount. Surrenders may have tax consequences.

- WITHDRAWALS: After the 1st Policy Year, you may make a written request to withdraw part of the Policy Value, subject to the following rules. Withdrawals may have tax consequences.

         -        You may make one withdrawal in a Policy Year.

         -        You must request at least $500;

         - If you request a withdrawal that will leave a Cash Surrender Value of less than $500, we will treat it as a surrender request; and

         - For each withdrawal, we deduct a fee equal to the lesser of $25 or 2% of the amount withdrawn.

         - TAX BENEFITS. We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, you should not be deemed to be in receipt of any taxable gains on Policy Value until you take a withdrawal, surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the Subaccounts are not taxable transactions.

POLICY RISKS

INVESTMENT RISKS

         If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Value will decrease. You could lose everything you invest. If you allocate net premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

         If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period. You may reinstate a lapsed Policy.

         If your Policy is in the selected No-Lapse Period, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

         If your Policy is not in the selected No-Lapse Period, then your Policy will enter a grace period if the Cash Surrender Value on a Monthly Date is not enough to pay the next Monthly Deduction due.

         Your Policy also may lapse (whether or not you are in the selected No-lapse Period) if your Indebtedness reduces the Cash Surrender Value to zero.

TAX RISKS (INCOME TAX AND MEC)

         We anticipate that the Policy will generally be deemed a life insurance contract under federal tax law, so that the death benefit paid to the beneficiary will not be subject to federal income tax. However, there is more uncertainty with respect to Policies issued on a substandard premium class basis and Policies with a Level One-Year Term Insurance Rider attached.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

LOAN RISKS

         A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account as collateral, and the loan collateral does not participate in the investment results of the Subaccounts or receive any higher current interest rate credited to the Fixed Account.

         We reduce the amount we pay on the Insured's death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

PORTFOLIO RISKS

         A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

         There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES

         The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

----------------------------------------------------------------------------------------------------------------------
                                                         TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT DEDUCTED
      CHARGE                 WHEN CHARGE IS                  GUARANTEED                       CURRENT
                               DEDUCTED                        CHARGE                         CHARGE
----------------------------------------------------------------------------------------------------------------------
EXPENSE CHARGE:             Upon payment of each         First 10 Policy years -         First 10 Policy years - 5.0%
                                  premium                 5.0% of each premium              of each premium payment;
   Expense Charge                                       payment; and 2.5% of             and 2.5% of premiums in
                                                         premiums in Policy years           Policy years 11+
                                                                    11+
----------------------------------------------------------------------------------------------------------------------
CASH WITHDRAWAL CHARGE         Upon withdrawal            2.0% of the amount                  2.0% of the amount
                                                        withdrawn, not to exceed         withdrawn, not to exceed $25
                                                                 $25
----------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE            Upon full surrender of
                            the Policy during the       $0 per $1,000 of specified       $0 per $1,000 of specified
   - Minimum Charge(1)      first 19 Policy Years       amount                           amount

   - Maximum Charge(2)                                  $58.00 per $1,000 of             $58.00 per $1,000 of
                                                        specified amount                 specified amount

   - Charge for  a male                                 $18.05 per $1,000 of             $18.05 per $1,000 of
     insured, issue age                                 specified amount                 specified amount
     25, in the non-
     tobacco class, in
     Policy Year 2

----------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                 Upon transfer           First 12 transfers in a            First 12 transfers in a
                                                       Policy year are free, $25        Policy year are free, $25 for
                                                          for each subsequent              each subsequent transfer
                                                              transfer
----------------------------------------------------------------------------------------------------------------------

----------------
(1) After Policy Year 19 the surrender charge is $0, so that is the minimum. The lowest first Policy Year surrender charge we have is for a female, issue age 0, non-tobacco class, and it is $13.00 per $1,000 of specified amount. The lowest surrender charge we have during the first 19 Policy Years is $1.30 per $1,000 of specified amount and is for a female, issue ages 0-4, non-tobacco class, Policy Year 19.

(2) This maximum charge is based on a male insured, issue ages 55-60, tobacco class

         The table below describes the fees and expenses that a you will pay periodically during the time that he or she owns the Policy, not including portfolio fees and expenses.

----------------------------------------------------------------------------------------------------------------------
                                      PERIODIC CHARGE OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                              AMOUNT DEDUCTED
CHARGE                          WHEN CHARGE IS                GUARANTEED                       CURRENT
                                   DEDUCTED                     CHARGE                          CHARGE
----------------------------------------------------------------------------------------------------------------------
 Monthly Policy Charge       Monthly on the Policy         $10.00 per month              $10.00 per month
                              Date and on each
                                Monthly Date
----------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE (3)        Monthly on the Policy
                               Date and on each                                          $0.18 per $1,000 of face
    - Minimum Charge(4)     Monthly Date until the     $0.06 per $1,000 of face          amount (female, age 0,
                           insured reaches age 100     amount (female, age 0,            non-tobacco class, Policy
                                                       non-tobacco class, Policy         Year 7, face amount of
                                                       Year 7, face amount of            $25,000)
                                                       $25,000)

    - Maximum Charge(5)                                $83.33 per $1,000 of face         $24.78 per $1,000 of face
                                                       amount (male, age 80,             amount (male, age 80, tobacco
                                                       tobacco class, Policy Year        class, Policy Year 20, face
                                                       20, face amount of $25,000)       amount of $25,000)

    - Charge for a male                                $0.12 per $1,000 of face          $0.12 per $1,000 of face
      insured, issue                                   amount                            amount at risk per month
      age 25, in the
      non-tobacco
      class, face
      amount of
      $100,000, in
      Policy year 2
----------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE               Daily              Annual rate of 0.75%of            Annual rate of 0.75% of daily
RISK CHARGE                                            daily net assets of each          net assets of each subaccount
                                                       subaccount in which you are       in which you are invested
                                                       invested
----------------------------------------------------------------------------------------------------------------------

----------------------
(3) Cost of insurance rates vary based on the Insured's issue age on the Policy Date, length of time from the Policy Date, gender, underwriting class and the specified amount in force. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

(4) This minimum charge is based on the Insured's issue age, gender and underwriting class, length of time from Policy Date and the face amount in force.

(5) This maximum charge is based on the Insured's issue age, gender, underwriting class, length of time from Policy Date and the face amount in force.

----------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES(6)
----------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit     Monthly on the Policy     Charge assessed per $1,000      Charge assessed per $1,000 of
Rider                          Date and on each        of rider face amount each       rider face amount each month:
                                 Monthly Date          month:

   - Minimum Charge                                    $0.08 per $1,000 (male or       $0.08 per $1,000 (male or
                                                       female, issue ages 0-31,        female, issue ages 0-31,
                                                       non-tobacco class)              non-tobacco class)

   - Maximum Charge                                    $0.11 per $1,000 (male or       $0.11 per $1,000 (male or
                                                       female, age 55, non-tobacco     female, age 55, non-tobacco
                                                       class)                          class)

   - Charge for a male                                 $0.08 per $1,000                $0.08 per $1,000
     insured, issue
     age 25,
     non-tobacco
     class, in Policy
     Year 2
----------------------------------------------------------------------------------------------------------------------
   Waiver of Premium         Monthly on the Policy     Charge assessed per $10 of      Charge assessed per $10 of
   Benefit                     Date and on each        monthly premium:                monthly premium:
                                 Monthly Date

   - Minimum Charge                                    $0.18 per $10 of monthly        $0.18 per $10 of monthly
                                                       premium (issue age 15, male)    premium (issue ages 15, male)

   - Maximum Charge                                    $1.02 per $10 of monthly        $1.02 per $10 of monthly
                                                       premium (issue age 55,          premium (issue age 55, female)
                                                       female)

   - Charge for a male                                 $0.22 per $10 of monthly        $0.22 per $10 of monthly
     insured, issue                                    premium                         premium
     age 25, in
     Policy Year 2
----------------------------------------------------------------------------------------------------------------------

------------------
(6) Cost of insurance rates vary based on the Insured's issue age on the Policy Date, length of time from the Policy Date, gender, underwriting class and the specified amount in force. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

----------------------------------------------------------------------------------------------------------------------
 Waiver of Monthly           Monthly on the Policy       Charge assessed per $1,000    Charge assessed per $1,000 of
 Deduction                     Date and on each          of net amount at risk each    net amount at risk:
                                Monthly Date             month:

    - Minimum Charge                                     $0.03 per $1,000 of net       $0.03 per $1,000 of net
                                                         amount at risk (issue ages    amount at risk (issue ages 15
                                                         15 - 25, male)                - 25, male)

    - Maximum Charge                                     $0.39 per $1,000 of net       $0.39 per $1,000 of net
                                                         amount at risk (issue age     amount at risk (issue age 55,
                                                         55, female)                   female)

    - Charge for a male                                  $0.03 per $1,000 of net       $0.03 per $1,000 of net
      insured, issue                                     amount at risk                amount at risk
      age 25, in
      Policy Year 2
----------------------------------------------------------------------------------------------------------------------
    Children's Benefit       Monthly on Policy Date      Charge assessed per $1,000    Charge assessed per $1,000 of
                              and on each Monthly        of rider face amount each     rider face amount each month:
                                     Date                month:

                                                         $0.50 per $1,000 (attained    $0.50 per $1,000 (attained
                                                         ages 0 - 25, male and         ages 0 - 25, male and female)
                                                         female)
----------------------------------------------------------------------------------------------------------------------
    Level One-Year Term     Monthly on Policy Date       Charge assessed per $1,000    Charge assessed per $1,000 of
    Insurance                 and on each Monthly        of rider face amount each     rider face amount each month:
                                     Date                month:

    - Minimum Charge                                     $0.06 per $1,000 (female,     $0.02 per $1,000 (female,
                                                         issue age 0, non-tobacco      issue age 0, non-tobacco
                                                         class, Policy Year 7)         class, Policy Year 7)
                                                                                       $24.78 per $1,000 (male,

    - Maximum Charge                                     $83.33 per $1,000 (male,      issue age 80, tobacco class,
                                                         issue age 80, tobacco         Policy Year 20)
                                                         class, Policy Year 20)

    - Charge for a male                                  $0.12 per $1,000              $0.12 per $1,000
      insured, issue
      age 25, in the
      non-tobacco
      class, face
      amount of
      $100,000, in
      Policy Year 2
----------------------------------------------------------------------------------------------------------------------

Additional Insured's            Monthly on Policy Date    Charge assessed per $1,000     Charge assessed per $1,000 of
Level One-Year Term              and on each Monthly      of rider face amount each      rider face amount each month:
Insurance                               Date              month:

   - Minimum Charge                                       $0.06 per $1,000 (female,      $0.02 per $1,000 (female,
                                                          issue age 0, non-tobacco       issue age 0, non-tobacco
                                                          class, Policy Year 7)          class Policy Year 7)

   - Maximum Charge                                       $83.33 per $1,000 (male,       $24.78 per $1,000 (male,
                                                          issue age 80, tobacco          issue age 80, tobacco class,
                                                          class, Policy Year 20)         Policy Year 20)

   - Charge for a male                                    $0.12 per $1,000               $0.12 per $1,000
     insured, issue
     age 25, in the
     non-tobacco
     class, face
     amount of
     $100,000, in
     Policy Year 2
----------------------------------------------------------------------------------------------------------------------
   Guaranteed Insurability     Monthly on Policy Date     Charge assessed per $1,000     Charge assessed per $1,000 of
   Benefit                      and on each Monthly       of rider face amount each      rider face amount each month:
                                       Date               month:

   - Minimum Charge                                       $0.05 per $1,000 (female,      $0.05 per $1,000 (female,
                                                          issue age 0)                   issue age 0)

   - Maximum Charge                                       $0.17 per $1,000 (male,        $0.17 per $1,000 (male, issue
                                                          issue age 37)                  age 37)

   - Charge for a male                                    $0.13 per $1,000               $0.13 per $1,000
     insured, issue
     age 25
----------------------------------------------------------------------------------------------------------------------
     Terminal Illness                No charge                      None                               None
     Accelerated Benefit
----------------------------------------------------------------------------------------------------------------------

RANGE OF EXPENSES FOR THE PORTFOLIOS(1)

         The next table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the Policy. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

------------------
(1) The portfolio expenses used to prepare this table were provided to Life Investors by the funds. Life Investors has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

                                                                                          Minimum        Maximum
                                                                                        ----------      ---------
-------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES  (total of all expenses that are deducted
from portfolio assets, including management fees, 12b-1 fees, and other expenses)           %               %
-------------------------------------------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted
from portfolio assets, including management fees, 12b-1 fees, and other expenses,           %               %
after contractual waiver of fees and expenses)(2)
-------------------------------------------------------------------------------------------------------------------

LIFE INVESTORS, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

LIFE INVESTORS INSURANCE COMPANY OF AMERICA

         Life Investors Insurance Company of America located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

         We established Life Investors Variable Life Account A as a separate investment account under Iowa law on July 1, 1999. We own the assets in the Separate Account and we may use assets in the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of the federal securities laws.

         We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following mutual funds:

         -        Janus Aspen Series (managed by Janus Capital Management LLC)

         -        AIM Variable Insurance Funds (advised by A I M Advisors, Inc.)

         -        Oppenheimer Variable Account Funds (managed by
                  OppenheimerFunds, Inc.)

         - Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)

         - MFS(R)Variable Insurance Trust(sm) (managed by Massachusetts Financial Services)

         The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

         Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount's own investment experience and not the investment experience of our other assets. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

         The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, we reserve the right to:

         1.       Create new separate accounts;

         2.       Combine the Separate Account with other separate accounts;

         3. Remove, combine or add Subaccounts and make the new Subaccounts available to you at our discretion;

----------------------
(2) The range of Net Annual Portfolio Operating Expenses takes into account arrangements that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

         4. Make new portfolios available under the Separate Account or remove existing portfolios;

         5. Substitute new portfolios for any existing portfolios if shares of a portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the Separate Account's purposes;

         6. Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required;

         7. Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

         8. Manage the Separate Account under the direction of a committee at any time;

         9. Fund additional classes of variable life insurance contracts through the Separate Account; and

         10. Make any changes required by the Investment Company Act of 1940 or any other law.

         New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

THE FIXED ACCOUNT

         The Fixed Account is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, the Company has sole discretion over investment of the Fixed Account's assets. The Company bears the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3% (4% for Policies issued in Florida). We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         WE HAVE NOT REGISTERED THE FIXED ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

         The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

         Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

         The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PROSPECTUSES FOR THE PORTFOLIOS. YOU MAY OBTAIN A FREE COPY OF THE PROSPECTUSES FOR THE PORTFOLIOS BY CONTACTING US AT 1-800-625-4213. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

                                    SUB-ADVISER OR ADVISER AND
         PORTFOLIO                      INVESTMENT OBJECTIVE
                             JANUS CAPITAL MANAGEMENT LLC
JANUS ASPEN GROWTH           -      Seeks long-term growth of capital in a
                                    manner consistent with the preservation of capital. Invests primarily in common stocks of issuers of any size.

                             JANUS CAPITAL MANAGEMENT LLC
JANUS ASPEN WORLDWIDE        -      Seeks long-term growth of capital in a
GROWTH                              manner consistent with the preservation of
                                    capital. Invests primarily in common stocks of foreign and domestic issuers of any size.

JANUS ASPEN BALANCED         JANUS CAPITAL MANAGEMENT LLC
                             -      Seeks long-term capital growth, consistent
                                    with preservation of capital and balanced by current income.

JANUS ASPEN CAPITAL          JANUS CAPITAL MANAGEMENT LLC
APPRECIATION                 -      Seeks long-term growth of capital. Invests
                                    in common stocks of issuers of any size.

JANUS ASPEN AGGRESSIVE       JANUS CAPITAL MANAGEMENT LLC
GROWTH                       -      Seeks long-term growth of capital. Normally
                                    invests at least 50% of its equity assets in securities issued by medium-sized companies.

AIM V.I. CAPITAL             A I M ADVISORS, INC.
APPRECIATION FUND            -      Seeks to provide growth of capital.
SERIES I

AIM V.I. GOVERNMENT          A I M ADVISORS, Inc.
SECURITIES FUND              -      Seeks to achieve a high level of current
SERIES I                            income consistent with reasonable concern
                                    for safety of principal.

AIM V.I. GROWTH FUND        A I M ADVISORS, INC.
SERIES I                     -      Seeks to provide growth of capital.

AIM V.I. INTERNATIONAL       A I M ADVISORS, INC.
GROWTH FUND-SERIES I         -      Seeks to provide long-term growth of
                                    capital.

AIM V.I. PREMIER EQUITY      A I M ADVISORS, INC.
FUND - SERIES I              -      Seeks to achieve long - term growth of
                                    capital. Income is a secondary objective.

OPPENHEIMER MAIN             OPPENHEIMER FUNDS, INC.
STREET GROWTH &              -      Seeks a high total return (which includes
IncOME/VA                           growth in the value of its shares as well as
                                    current income) from equity and debt
                                    securities.

OPPENHEIMER MULTIPLE         OPPENHEIMER FUNDS, INC.
STRATEGIES/VA                -      Seeks a high total investment return, which
                                    includes current income and capital
                                    appreciation in the value of its shares.

OPPENHEIMER BOND/VA          OPPENHEIMER FUNDS, INC.
                             -      Seeks a high level of current income as its
                                    primary objective. As a secondary objective, seeks capital appreciation when consistent with its primary objective.

OppENHEIMER STRATEGIC        OPPENHEIMER FUNDS, INC.
BOND/VA                      -      Seeks a high level of current income
                                    principally derived from interest on debt securities.

OPPENHEIMER HIGH             OPPENHEIMER FUNDS, INC.
INCOME/VA                    -      Seeks a high level of current income from
                                    investment in high-yield, fixed-income
                                    securities. Investments include unrated
                                    securities or high-risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

OPPENHEIMER MAIN             OPPENHEIMER FUNDS, INC.
STREET SMALL CAP /VA         -      Seeks capital appreciation to make your
                                    investment grow. The fund invests mainly in common stocks of "small-cap" companies.

FIDELITY INDEX 500           FIDELITY MANAGEMENT & RESEARCH COMPANY
(INITIAL  CLASS)             -      Seeks to provide investment results that
                                    correspond to the total return of a broad range of common stocks publicly traded in the United States, as represented by the Standard & Poor'S(R) Composite Index of 500
                                    Stocks.

FIDELITY MONEY MARKET        FIDELITY MANAGEMENT & RESEARCH COMPANY
(INITIAL CLASS)              -      Seeks to earn a high level of current income
                                    while maintaining a stable $1.00 share price by investing in high-quality, short-term securities.

FIDELITY GROWTH              FIDELITY MANAGEMENT & RESEARCH COMPANY
(SERVICE CLASS)              -      Seeks capital appreciation by investing
                                    primarily in common stocks.

FIDELITY CONTRAFUND(R)         FIDELITY MANAGEMENT & RESEARCH COMPANY
(SERVICE CLASS)              -      Seeks capital appreciation by investing in
                                    securities of companies whose value the
                                    adviser believes is not fully recognized by the public.

FIDELITY GROWTH & INCOME     FIDELITY MANAGEMENT & RESEARCH COMPANY
(SERVICE CLASS)              -      Seeks high total return through a
                                    combination of current income and capital appreciation.

FIDELITY VIP MID CAP         FIDELITY MANAGEMENT & RESEARCH COMPANY
(SERVICE CLASS 2)            -      Seeks long-term growth of capital.

FIDELITY VIP VALUE           FIDELITY MANAGEMENT & RESEARCH COMPANY
STRATEGIES (SERVICE CLASS    -      Fidelity Management and Research (FMR)
2)                                  normally invests at least 80% of total
                                    assets in securities of companies with
                                    medium market capitalization. FMR normally invests the fund's assets primarily in common stocks.

MFS NEW DISCOVERY            MASSACHUSETTS FINANCIAL SERVICES
SERIES (SERVICE CLASS)       -      Seeks capital appreciation (referred to as
                                    the New Discovery Series).

MFS TOTAL RETURN SERIES      MASSACHUSETTS FINANCIAL SERVICES
(SERVICE CLASS)              -      Seeks mainly to provide above-average income
                                    (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide opportunity for growth of capital and income (referred to as the Total Return Series).

MFS UTILITIES SERIES         MASSACHUSETTS FINANCIAL SERVICES
(SERVICE CLASS)              -      Seeks capital growth and current income
                                    (income above that available from a
                                    portfolio invested entirely in equity
                                    securities) (referred to as the Utilities
                                    Series).

MFS MID CAP GROWTH           MASSACHUSETTS FINANCIAL SERVICES
SERIES  (SERVICE CLASS)      -      Seeks long-term growth of capital (referred
                                    to as the Mid Cap Growth Series).

MFS INVESTORS GROWTH         MASSACHUSETTS FINANCIAL SERVICES
STOCK SERIES (SERVICE        -      Seeks to provide long-term growth of capital
CLASS)                              and future income rather than current income
                                    (referred to as the Investors Growth Stock
                                    Series).

MFS VALUE SERIES             MASSACHUSETTS FINANCIAL SERVICES
(SERVICE CLASS)              -      Seeks capital appreciation and reasonable
                                    income.

         We may receive expense reimbursements or other revenues from the underlying portfolios or their managers. The amount of these reimbursements or revenues, if any, (1) may be substantial; (2) may be different for different portfolios; (3) may depend on the amount of assets that we have invested in the portfolio; and (4) currently range from 0% to .45% of the assets we have invested in the portfolio.

VOTING PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Policy Value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS
 ===============================================================================

         We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

  SERVICES AND             -    the death benefit, cash and loan benefits under
  BENEFITS WE                   the Policy
  PROVIDE:
                           -    investment options, including premium
                                allocations

                           -    administration of elective options

                           -    the distribution of reports to Owners

  COSTS AND EXPENSES WE    -    costs associated with processing and
  INCUR:                        underwriting applications, issuing and
                                administering the Policy (including any riders)

                           - overhead and other expenses for providing services and benefits

                           -    sales and marketing expenses

                           -    other costs of doing business, such as
                                collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees

  RISKS WE ASSUME:         -    that the cost of insurance charges we may deduct
                                are insufficient to meet our actual claims because Insureds die sooner than we estimate

                           - that the costs of providing the services and benefits under the Policies exceed the charges we deduct

EXPENSE CHARGE

         We deduct an expense charge from each premium payment to compensate us for distribution expenses and state and local premium taxes. We credit the remaining amount (the net premium) to your Policy Value according to your allocation instructions. The expense charge currently varies by Policy Year and is guaranteed not to exceed 5% of each premium in any Policy Year:

               Premiums paid during first 10 Policy Years: expense charge = 5% Premiums paid after first 10 Policy Years: expense charge = 2.5%

While we may change the expense charge, we guarantee that the expense charge will not exceed 5% of premiums paid in any Policy Year.

         That portion of the expense charge, if any, that may be attributable to premium taxes may not reflect the actual premium tax charged in your state. Rather, it is an average of the premium tax expenses we expect to incur.

MONTHLY DEDUCTION

         We deduct a Monthly Deduction from the Policy Value on the Policy Date and on each Monthly Date. We will make deductions from each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy Value on the Monthly Date). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has four components:

         -        a cost of insurance charge for the Policy;

         -        a $10 monthly administrative charge;

         -        charges for any riders; and

         -        any charges for a substandard premium class rating.

COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (age, sex, premium class, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Date to Monthly Date.

         We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy's Specified Amount, then a different premium class (and a different cost of insurance charge) may apply to the increase, based on the Insured's circumstances at the time of the increase.

  COST OF INSURANCE     The cost of insurance charge is equal to:
  CHARGE
                           -    the monthly cost of insurance rate; MULTIPLIED
                                BY

                           - the net amount at risk for your Policy on the Monthly Date.

                        The net amount at risk is equal to:

                           - the death benefit at the beginning of the month; DIVIDED BY

                           -    1.0024663 (1.0032737 for Policies issued in
                                Florida) which is a "risk rate divisor" (a factor that reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0% (4.0% for Policies issued in Florida)); MINUS

                           -    the Policy Value at the beginning of the month.

         We base the cost of insurance rates on the Insured's age, sex, premium class and Specified Amount. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary (C.S.O.) Mortality Tables and the Insured's age and premium class. For standard premium classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.

MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct a $10 monthly administrative charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. This charge will not exceed $10 per month.

CHARGES FOR RIDERS. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Supplemental Benefits and Riders."

CHARGES FOR A SUBSTANDARD PREMIUM CLASS RATING. The Monthly Deduction includes a charge we apply if our underwriting places the Insured in a substandard premium class rating.

MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from each Subaccount (not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

         -        the assets in each Subaccount, MULTIPLIED BY

         - 0.00002047, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution expenses.

SURRENDER AND WITHDRAWAL CHARGES

         SURRENDER CHARGE. If you fully surrender your Policy during the first 19 Policy Years, we deduct a surrender charge from your Policy Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Cash Surrender Value. The surrender charge varies based on your age, sex, premium class, and initial Specified Amount. The highest surrender charge on any Policy occurs in the first Policy Year or the first year following an increase in the Specified Amount. An increase in the Specified Amount will increase the surrender charge, but a decrease in the Specified Amount will not result in a decrease in the surrender charge. The maximum surrender charge for any Insured is $58 per $1,000 of Specified Amount.

         The table below provides the maximum applicable surrender charges for the initial Specified Amount for selected sample Insureds. Your Policy's specifications page indicates the surrender charges applicable to your Policy. A separate surrender charge that lasts for 19 years applies to each Specified Amount increase. No surrender charges are assessed upon withdrawals or Specified Amount decreases.

            SURRENDER CHARGE PER $1,000 OF SPECIFIED AMOUNT; INSURED AGE 35

--------------------------------------------------------------------------------------------
                        MALE                                  FEMALE
                  NON-TOBACCO AND           MALE          NON-TOBACCO AND        FEMALE
POLICY YEAR            PREFERRED           TOBACCO           PREFERRED          TOBACCO
--------------------------------------------------------------------------------------------
     1                  $24.00             $28.00             $22.00             $24.00
     2                  $22.80             $26.60             $20.90             $22.80
     3                  $21.60             $25.20             $19.80             $21.60
     4                  $20.40             $23.80             $18.70             $20.40
     5                  $19.20             $22.40             $17.60             $19.20
     6                  $18.00             $21.00             $16.50             $18.00
     7                  $16.80             $19.60             $15.40             $16.80
     8                  $15.60             $18.20             $14.30             $15.60
     9                  $14.40             $16.80             $13.20             $14.40
     10                 $13.20             $15.40             $12.10             $13.20
     11                 $12.00             $14.00             $11.00             $12.00
     12                 $10.80             $12.60             $ 9.90             $10.80

                        MALE                                  FEMALE
                  NON-TOBACCO AND          MALE           NON-TOBACCO AND       FEMALE
POLICY YEAR          PREFERRED           TOBACCO             PREFERRED         TOBACCO
--------------------------------------------------------------------------------------------
     13                 $9.60              $11.20             $8.80              $9.60
     14                 $8.40              $9.80              $7.70              $8.40
     15                 $7.20              $8.40              $6.60              $7.20
     16                 $6.00              $7.00              $5.50              $6.00
     17                 $4.80              $5.60              $4.40              $4.80
     18                 $3.60              $4.20              $3.30              $3.60
     19                 $2.40              $2.80              $2.20              $2.40
     20                 $0.00              $0.00              $0.00              $0.00

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. For older insureds, the charge will be higher than the figures shown above. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available.

         WITHDRAWAL CHARGE. After the first Policy Year, you may request a partial withdrawal from your Policy Value. For each withdrawal, we will deduct from your Policy Value a fee equal to the lesser of $25 or 2% of the amount withdrawn.

TRANSFER CHARGE

         - We currently allow you to make 12 transfers each Policy Year free of charge.

         - We charge $25 for the 13th and each additional transfer among the Subaccounts and Fixed Account during a Policy Year. We will not increase this charge.

         - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.

         - We deduct the transfer charge from the amount being transferred.

         - Transfers we effect to reallocate amounts on the Investment Start Date, and transfers due to dollar cost averaging, asset rebalancing, or loans, do not count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

         The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information on the management fees, see the portfolios' prospectuses.

  THE POLICY

OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the

Insured. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner's estate. The principal rights an Owner may exercise are:

         -        to designate or change beneficiaries;

         -        to receive amounts payable before the death of the Insured;

         - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

         -        to change of the Owner of the Policy; and

         -        to change the Specified Amount of this Policy.

MODIFYING THE POLICY

         Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

Upon notice to you, we may modify the Policy:

         - to conform the Policy, our operation, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or

         - to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

         -        to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

PURCHASING A POLICY

         To purchase a Policy, you must submit a completed application and an initial premium to us at our Home Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

         Generally, the Policy is available for Insureds between issue ages 0-85 for non-tobacco risk classes, and between issue ages 18-85 for tobacco risk classes. Issue Ages in California are limited to a maximum age of 59. Starting at Specified Amounts over $250,000, we add a better risk class (preferred) for non-tobacco users only. Preferred rates are available for issue ages 18-75. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

         The minimum Specified Amount is $50,000.

TAX-FREE EXCHANGES (1035 EXCHANGES)

         We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section

1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. If you exchange another life insurance policy for the one described in this prospectus, you may have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine that the exchange is in your best interest and not just better for the person selling you the Policy.

         If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

WHEN INSURANCE COVERAGE TAKES EFFECT

         Full insurance coverage under the Policy will take effect only if the proposed Insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the initial premium is paid.

         CONDITIONAL INSURANCE COVERAGE. Before full insurance coverage takes effect, you may receive conditional insurance converge subject to certain requirements. This coverage shall not exceed (1) the amount of insurance applied for; or (2) $500,000, whichever is smaller, less all other sums we pay upon the death of a proposed Insured under any other pending application or policy. If a proposed Insured is less than 15 days old or more than 60 years old, no insurance shall take effect until the Policy is delivered. If we do not approve your application, we will make a full refund of the initial premium paid with the application.

         If all of the following conditions of coverage have been met, then conditional insurance coverage will go into effect subject to the liability limits shown above and subject to the conditions of the Policy as applied for. The conditions of such coverage are that:

         1. the full first premium on the premium mode selected for the Policy benefits applied for, including any additional premium required for restrictions or benefits, is paid when the application is signed; and

         2. each proposed Insured has completed any required medical examinations, diagnostic tests, and interviews, or has supplied us with any additional information we require; and

         3. each proposed Insured is insurable and acceptable to us under our rules, limits and underwriting standards for the plan and for the amount applied for without modification and at the rate of premium paid.

         If insurance does not take effect under these conditions, then no insurance shall take effect unless a Policy is delivered to and accepted by the applicant, and the full first premium is paid before any change in the insurability of any proposed Insured since the date of application.

         Conditional life insurance coverage is void if the application contains any material misrepresentation. Benefits will also be denied if any proposed Insured commits suicide.

         FULL INSURANCE COVERAGE. Once we determine that the Insured meets our underwriting requirements, full insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your Policy Value. This date is the Policy Date. Prior to the Investment Start Date, we will place your premium (less charges) in the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amount in the Premium Suspense Account to the Subaccounts and/or the Fixed Account as you directed on your application. See "Allocating Premiums."

  POLICY FEATURES

   PREMIUMS

  ALLOCATING PREMIUMS

         When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts of the Separate Account and to the Fixed Account according to the following rules:

         - You must allocate at least 5% of each net premium to any Subaccount or the Fixed Account you select.

         - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

         - No more than 10 accounts (Subaccounts and Fixed Account) may be concurrently active (have any Policy Value in it).

         - Up to 4 times each Policy Year, you can change the allocation instructions for additional net premiums without charge by providing us with Written Notice (or any other notification we deem satisfactory) at our Home Office. Any change in allocation instructions will be effective on the date we record the change.

         Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         Before the Investment Start Date, we will place your premium (less charges) in the Premium Suspense Account. We do not credit any interest or investment returns to amounts in the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amount in the Premium Suspense Account to the Subaccounts and/or the Fixed Account in accordance with the allocation percentages provided in your application. This transfer is not included in calculating any transfer charge. Amounts allocated from the Premium Suspense Account will be invested at the unit value next determined on the first Valuation Date on or following the Investment Start Date. We invest all net premiums paid thereafter at the unit value next determined after we receive the premium at our Home Office or such other office as we may designate from time to time.

PREMIUM FLEXIBILITY

         When you apply for a Policy, you may indicate your intention to pay premiums on a monthly, quarterly, semi-annual, or annual basis (planned premiums). However, you do not have to pay premiums according to any schedule. You have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office or such other office as we may designate from time to time. You may not pay any premiums after the Policy's Maturity Date. You may not pay premiums less than $25.

         We have the right to limit, refund or reject any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; or (2) the amount you pay is less than $25; or (3) payment of a greater amount would increase the death benefit by application of the death benefit ratio (unless you provide us with satisfactory evidence of insurability) or (4) mandated under applicable law.

         You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see "Lapse," below), or (3) we receive your Written Notice requesting a surrender of the Policy.

         MINIMUM MONTHLY PREMIUM. On your application, you must select one of the No-Lapse Periods we offer under the Policy: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured's age 100. The 5 Policy Year No-Lapse Period is only for Insureds age 50 and over. Certain states may require No-Lapse Periods that differ from those we offer. Your Policy's specification page will show a Minimum Monthly Premium amount for your Policy, which is based on the Insured's age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium is the amount necessary to guarantee insurance coverage for the No-lapse Period. (For two Policies covering Insureds with the same age, sex, premium class, Specified Amount, riders, and death benefit option, the Minimum Monthly Premium is higher for the Policy with the longer No-Lapse Period.) Beginning on the Policy Date until the end of the No-Lapse Period, your Policy will not enter a grace period if on each Monthly Date during the No-Lapse Period, your Cash Surrender Value is enough to pay the next Monthly Deduction due, and the sum of premiums paid less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium. See "Policy Lapse and Reinstatement." During the No-Lapse Period, we allow you to make premium payments necessary to cover any deficiency in the Cumulative Minimum Monthly Premium.

         The Minimum Monthly Premium will increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Monthly Premium will decrease for any supplemental benefit you decrease or discontinue. The Minimum Monthly Premium will not decrease if you decrease the Specified Amount. See "Changing the Specified Amount."

         LAPSE. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

         - If your Policy is in the No-Lapse Period, then the Policy will enter a grace period if on any Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

         - If your Policy is not in the No-Lapse Period, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

         We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse. You may reinstate a lapsed Policy if you meet certain requirements. See "Policy Lapse and Reinstatement."

  TRANSFERS

GENERAL

         You may make transfers from the Subaccounts or from the Fixed Account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:

         -        You may make an unlimited number of transfers in a Policy
                  Year.

         - You may request transfers by sending a Written Notice to our Home Office, or by telephone.

         - You must transfer at least $100, or, if less, the total value in the Subaccount or Fixed Account.

         - We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers we effect from the Premium Suspense Account, and transfers resulting from loans, dollar cost averaging, asset rebalancing, and the exchange privilege are not treated as transfers for purposes of the transfer charge.

         - We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved. We will treat all transfer requests received on the same day as a single request.

         - We process transfers based on unit values determined at the end of the Valuation Date when we receive your transfer request.

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the Subaccounts and the Fixed Account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-625-4213.

         Please note the following regarding telephone transfers:

         - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         - We will employ reasonable procedures to confirm that telephone instructions are genuine.

         - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

         The corresponding portfolio of any Subaccount determines its net asset value per share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

         We may, at any time, revoke or modify the transfer privilege.

         We cannot guarantee that telephone or facsimile transactions will always be available. For example, our Home Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

EXCHANGE PRIVILEGE

         At any one time, you may exercise the Exchange Privilege under your Policy which results in the transfer of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the Exchange Privilege.

DOLLAR COST AVERAGING

         You may elect to participate in a dollar cost averaging program by sending a Written Notice to our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Fixed Account over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy and the success depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

         To participate in dollar cost averaging, you must place at least $2,500 in a "source account" (either the Fixed Account, AIM V.I. Government Securities Fund Subaccount, Oppenheimer Bond Fund/VA Subaccount, or the Fidelity VIP Money Market Portfolio Subaccount). There can be only one source account. Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated "target accounts." You may have multiple target accounts.

         There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.

  DOLLAR COST AVERAGING WILL    -    we receive your written request to cancel
  END IF:                            your participation;

                                -    the value in the source account is
                                     exhausted;

                                -    you elect to participate in the asset
                                     rebalancing program.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

ASSET REBALANCING PROGRAM

         We also offer an asset rebalancing program under which we will automatically transfer amounts semi-annually to maintain a particular percentage allocation among the Subaccounts. Policy Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each semi-annual period to match your Policy's currently effective premium allocation schedule. The asset rebalancing program will transfer Policy Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses. Policy Value in the Fixed Account is not available for this program.

  TO PARTICIPATE IN THE ASSET     -    you must complete an asset rebalancing
  REBALANCING PROGRAM:                 request form and submit it to us
                                       before the Maturity Date

                                  -    you must have a minimum Policy Value of
                                       $2,500.

         If you elect asset rebalancing, it will occur on each semi-annual anniversary of the Policy Date. You may modify your allocations up to 4 times in a Policy Year. Once we receive the asset rebalancing request form at our Home Office, we will effect the initial rebalancing semi-annually, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy Year.

  ASSET REBALANCING WILL END   -    you elect to participate in the dollar cost
  IF:                               averaging program;

                               -    we receive your request to discontinue
                                    participation; or

                               -    you make a transfer to or from any
                                    Subaccount other than under a scheduled
                                    rebalancing (not including transfers in
                                    connection with loans).

We may modify, suspend, or discontinue the asset rebalancing program at any time.

  POLICY VALUES

POLICY VALUE      -        serves as the starting point for calculating values
                           under a Policy;

                  - equals the sum of all values in the Fixed Account and in each Subaccount;

                  - is determined on the Policy Date and on each Valuation Date; and

                  - has no guaranteed minimum amount and may be more or less than premiums paid.

CASH SURRENDER VALUE

         The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your Written Notice for a surrender.

  CASH SURRENDER VALUE ON ANY   -    the Policy Value as of such date; MINUS
  VALUATION DATE EQUALS:
                                -    any surrender charge as of such date; MINUS

                                -    any outstanding Indebtedness.

SUBACCOUNT VALUE

         Each Subaccount's value is the Policy Value in that Subaccount. At the end of any Valuation Period, the Subaccount's value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

THE NUMBER OF UNITS        -      the initial units purchased at the unit
IN ANY SUBACCOUNT ON              value on the Investment Start Date; PLUS
ANY VALUATION DATE
                           -      units purchased with additional net premiums;
                                  PLUS

                           - units purchased via transfers from another Subaccount, the Fixed Account, or the loan equals: reserve; MINUS

                           -      units redeemed to pay for Monthly
                                  Deductions; MINUS

                           -      units redeemed to pay for partial
                                  withdrawals; MINUS o units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan reserve.

         Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.

UNIT VALUE

         We determine a unit value for each Subaccount to reflect how investment results affect the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

  THE UNIT VALUE OF        -      the total value of the assets held in the
  ANY SUBACCOUNT AT               Subaccount, determined by multiplying the
  THE END OF A                     number of shares of the designated portfolio
  VALUATION PERIOD                the Subaccount owns by the portfolio's net
  IS CALCULATED AS:               asset value per share; minus o a deduction
                                  for the mortality and expense risk charge;
                                  MINUS

                           - a deduction for the mortality and expense risk charge; MINUS

                           - the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the Subaccount;

                      AND THE RESULT DIVIDED BY

                           -      the number of outstanding units in the
                                  Subaccount.

FIXED ACCOUNT VALUE

         On the Investment Start Date, the Fixed Account value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

  THE FIXED ACCOUNT        -      the net premium(s) allocated to the Fixed
  VALUE AT THE END                 Account; PLUS
  OF ANY VALUATION
  PERIOD IS EQUAL TO:      -      any amounts transferred to the Fixed Account
                                  (including amounts transferred from the loan reserve); PLUS

                           -      interest credited to the Fixed Account; MINUS

                           -      amounts charged to pay for Monthly
                                  Deductions; minus o amounts withdrawn from the Fixed Account; MINUS

                           - amounts transferred from the Fixed Account to a Subaccount or to the loan reserve.

  DEATH BENEFIT

DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary once we receive satisfactory proof of the Insured's death. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See "Payment Options."

  DEATH BENEFIT PROCEEDS   -      the death benefit (described below); PLUS
  EQUAL:
                           -      any additional insurance provided by rider;
                                  MINUS

                           -      any past due Monthly Deductions; MINUS

                           - any outstanding Indebtedness on the date of death.

         If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death at our Home Office to the date we make payment.

         An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit. A change in the Specified Amount may have tax consequences.

         We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," and "Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS

         The Policy provides two death benefit options: Increasing Option (varying death benefit), and Level Option (level death benefit). We calculate the amount available under each death benefit option as of the date of the Insured's death. After the first Policy Year, you may change death benefit options once each 12-month period.

  The death benefit under the     -    the Specified Amount PLUS the Policy
  INCREASING OPTION is the             Value on the Insured's date of death; or
  greater of:
                                  -    the Policy Value on the Insured's date
                                       of death multiplied by the applicable
                                       death benefit ratio.

         Under the Increasing Option, the death benefit always varies as the Policy Value varies.

  The death benefit under the     -   the Specified Amount on the Insured's date
  LEVEL OPTION is the greater         of death; or
  of:
                                  -   the Policy Value on the Insured's date of
                                      death multiplied by the applicable
                                      death benefit ratio.

         Under the Level Option, your death benefit does not change unless the death benefit ratio multiplied by the Policy Value is greater than the Specified Amount. Then the death benefit will vary as the Policy Value varies. The death benefit will also vary if you change the Specified Amount or Death Benefit Option.

         You must choose between two death benefit options under the Policy. If you do not select a death benefit option, the Level Option will apply. After the first Policy Year, you may change death benefit options once each 12-month period.

         The DEATH BENEFIT RATIO is a ratio set forth in the federal tax code based on the Insured's age at the beginning of each Policy Year. The following table indicates the applicable death benefit ratio for different ages:

     AGE                          DEATH BENEFIT RATIO
------------------------------------------------------------------
40 and under                                2.50
  41 to 45                2.50 minus 0.07 for each age over age 40
  46 to 50                2.15 minus 0.06 for each age over age 45
  51 to 55                1.85 minus 0.07 for each age over age 50
  56 to 60                1.50 minus 0.04 for each age over age 55
  61 to 65                1.30 minus 0.02 for each age over age 60
  66 to 70                1.20 minus 0.01 for each age over age 65
  71 to 74                1.15 minus 0.02 for each age over age 70
  75 to 90                                  1.05
  91 to 94                1.05 minus 0.01 for each age over age 90
  95 and above                              1.00

         If the federal tax code requires us to determine the death benefit by reference to these death benefit ratios, the Policy is described as "in the corridor." An increase in the Policy Value will increase our risk, and we will increase the cost of insurance we deduct from the Policy Value.

CHANGING DEATH BENEFIT OPTIONS

         After the first Policy Year, you may change death benefit options once each 12-month period. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing death benefit options. Please note the following when changing death benefit options:

         -        You must send a Written Notice to our Home Office.

         - The effective date of the change will be the Monthly Date on or following the date when we approve your request for a change.

         - We will send you a Policy endorsement with the change to attach to your Policy.

         If you change FROM INCREASING OPTION TO LEVEL OPTION:

                  - We may require that you provide satisfactory evidence of insurability.

                  - The Specified Amount will change. The new Level Option Specified Amount will equal the Increasing Option Specified Amount plus the Policy Value on the effective date of the change.

                  -        Your Minimum Monthly Premium may change.

         If you change FROM LEVEL OPTION TO INCREASING OPTION:

                  - We may require that you provide satisfactory evidence of insurability

                  - The Specified Amount will change. The new Increasing Option Specified Amount will equal the Level Option Specified Amount less the Policy Value immediately before the change, but the new Specified Amount may not be less than the minimum Specified Amount shown on your Policy.

                  -        Your Minimum Monthly Premium may change.

EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

         If the Level Option is in effect, a withdrawal will reduce the Specified Amount by the amount of the withdrawal (not including the withdrawal fee), and will reduce the Policy Value by the amount of the withdrawal (including the withdrawal fee). The reduction in Specified Amount will be subject to the terms of the Changing the Specified Amount section below.

         If the Increasing Option is in effect, a withdrawal will not affect the Specified Amount.

CHANGING THE SPECIFIED AMOUNT

         You select the Specified Amount when you apply for the Policy. After the first Policy Year, you may change the Specified Amount once each 12-month period subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.

         INCREASING THE SPECIFIED AMOUNT

                  - You may increase the Specified Amount by submitting a Written Notice and providing evidence of insurability satisfactory to us. The increase will be effective on the next Monthly Date after we approve the increase request.

                  -        The minimum increase is $10,000.

                  - Increasing the Specified Amount will increase your Minimum Monthly Premium and cause the No-Lapse Period to begin again.

                  - Increasing the Specified Amount will result in an additional surrender charge that lasts for 19 years.

                  - A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured's circumstances at the time of the increase.

         DECREASING THE SPECIFIED AMOUNT

                  - You must submit a Written Notice to decrease the Specified Amount, but you may not decrease the Specified Amount below the minimum amount shown on your Policy specifications page.

                  - Any decrease will be effective on the next Monthly Date after we process your written request.

                  - For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

                  - A decrease in Specified Amount may require that a portion of Policy Value be distributed as a withdrawal in order to maintain federal tax compliance.

                  - Decreasing the Specified Amount will not affect the Minimum Monthly Premium or the surrender charges.

  SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

         - You may send a Written Notice to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your Notice . A surrender may have tax consequences. See "Tax Treatment of Policy Benefits."

         - The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your Written Notice at our Home Office. We may require that you return the Policy.

         - If you surrender your Policy during the first 19 Policy Years (or during the first 19 years after an increase in the Specified Amount), you will incur a surrender charge that varies based on the Insured's age, sex, premium class and Specified Amount. See "Charges and Deductions -- Surrender and Withdrawal Charges."

         - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

         - We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

WITHDRAWALS

         After the 1st Policy Year, you may request to withdraw a portion of your Policy Value subject to certain conditions.

         -        You may make only one withdrawal per Policy Year.

         -        You must: (1) send your Written Notice to our Home Office and
                  (2) request at least $500.

         - If you request a withdrawal that would leave a Cash Surrender Value of less than $500, then we will treat it as a request to surrender your Policy.

         - For each withdrawal, we deduct (from the remaining Policy Value) a fee equal to the lesser of $25 or 2% of the amount withdrawn. See "Charges and Deductions -- Surrender and Withdrawal Charges."

         - You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Policy Value contained in each Subaccount and the Fixed Account).

         - We will process the withdrawal at the unit values next determined after we receive your request.

         - We generally will pay a withdrawal request from the Subaccounts within seven days after the Valuation Date when we receive the Written Notice. We reserve the right to defer any withdrawals from the Fixed Account for up to six months (or any shorter period required by law). We will not defer a withdrawal if you are applying the withdrawal amount to a premium payment to us.

         - Withdrawals may have tax consequences. See "Tax Treatment of Policy Benefits."

CANCELING A POLICY (FREE-LOOK RIGHT)

         You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund all payments you made under the Policy (less any withdrawals and Indebtedness).

    LOANS

         While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

LOAN CONDITIONS:

         -        You may request a loan by sending a Written Notice to our Home
                  Office.

         -        The MINIMUM LOAN you may take is $250.

         - The MAXIMUM LOAN you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions.

         - To secure the loan, we transfer an amount equal to the loan (plus loan interest in advance) from the Separate Account and Fixed Account to the loan reserve, which is a part of the Fixed Account. Unless you specify otherwise, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis.

                  - Amounts in the loan reserve earn interest at an annual rate guaranteed not to be lower than 3.0% (4.0% for Policies issued in Florida). We may credit the loan reserve with an interest rate different than the rate credited to net premiums allocated to the Fixed Account.

                  - We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See "Payments We Make."

                  - We charge you a maximum interest rate of 5.66% per year on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.

                  - After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge a maximum annual interest rate of 3.85% in advance on preferred loan amounts. Preferred loans may have tax consequences.

                  - We cannot change the interest rate on a loan once you take the loan.

                  - You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25 unless the loan amount is less than $25 in which case full payment is required. The payment must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements.

                  - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan reserve to the Fixed and/or Separate Account according to your current premium allocation schedule.

                  - We deduct any Indebtedness from the Policy Value upon surrender, and from the death benefit proceeds payable on the Insured's death.

                  - If your Indebtedness equals or exceeds the Policy Value less any applicable surrender charge (thereby reducing the Cash Surrender Value to zero), then your Policy will enter a grace period. See "Policy Lapse and Reinstatement."

EFFECT OF POLICY LOANS

                  A loan affects the Policy, because the death benefit proceeds and Cash Surrender Value include reductions for the amount of any Indebtedness. Repaying a loan causes the death benefit and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan in the loan reserve. This amount is not affected by the Subaccounts' investment performance and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Separate Account to the loan reserve will affect the Policy Value, even if the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Separate Account.

                  There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a "modified endowment contract" (see "Federal Tax Considerations"), then a loan will be treated as a withdrawal for federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding.

                  We will notify you (and any assignee of record) if the sum of your Indebtedness is more than the Policy Value less any applicable surrender charge. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse. See "Policy Lapse and Reinstatement."

POLICY LAPSE AND REINSTATEMENT

LAPSE

                  Under certain conditions, your Policy may enter a 61-day grace period, and possibly lapse (terminate without value):

         - If your Policy is in the No-Lapse Period you have selected, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

         - If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

                  If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your Indebtedness reduces the Cash Surrender Value to zero.

                  If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

REINSTATEMENT

                  Unless you have surrendered your Policy for its Cash Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

                           1.       a Written Notice requesting reinstatement;

                           2.       the Insured's written consent to
                                    reinstatement;

                           3.       evidence of insurability we deem
                                    satisfactory;

                           4.       payment or reinstatement of any
                                    Indebtedness; and

                           5. payment of enough premium to keep the Policy in force for at least 3 months.

                  The effective date of reinstatement will be the first Monthly Date on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

FEDERAL TAX CONSIDERATIONS

                  The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                  TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code, and/or there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. There is more uncertainty with respect to Policies issued on a substandard premium class basis and Policies with a Level One-Year Term Insurance Rider attached. In addition, if you elect the Terminal Illness Accelerated Death Benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax advisor on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

                  In certain circumstances, Owners of variable life insurance contracts have been considered for federal income tax purposes to be the Owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Policy Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

                  In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

                  The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

                  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

                  Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract." Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

                  MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

                  Upon issue of your Policy, you will be notified as to whether or not your Policy is classified as a MEC based on the initial premium we receive. You may request an illustration which will indicate the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, we will immediately notify you and your agent. At that time, you will need to notify us if you want to continue your Policy as a MEC.

                  DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

                  - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Value immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions.

                  - Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

                  - A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

                  - If a contract becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a contract within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a contract that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

                  DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

                  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of a Preferred Loan under a Policy that is not a MEC and you should consult a tax advisor on this point.

                  Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

                  DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

                  MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

                  WITHHOLDING. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withhold from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

                  BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the Internal Revenue Service has recently issued guidance related to split-dollar insurance. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

                  ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

                  OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

                  CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the insured's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th birthday.

                  POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

                  POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION

PAYMENTS WE MAKE

                  We usually pay the amounts of any surrender, withdrawal, death benefit, or settlement options within seven business days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

                  - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); OR

                  - the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; OR

                  - the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

                  We have the right to defer payment of amounts from the Fixed Account for up to 6 months.

                  If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option until such check or draft has been honored.

                  Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or block or 'freeze' your account. If these laws apply in a particular situation, the Company would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a Policy or account is frozen, the Policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator.

POLICY TERMINATION

                  Your Policy will terminate on the earliest of:

                           -        the Maturity Date;

                           - the end of the grace period without a sufficient payment;

                           -        the date the Insured dies; or

                           -        the date you surrender the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

                  The following supplemental benefits and riders are available under the Policy. We deduct any monthly charges for these benefits and riders from Policy Value as part of the Monthly Deduction. The benefits and riders available (which are summarized below) provide fixed benefits that do not vary with the investment experience of the Separate Account. For each Policy, we automatically provide the supplemental benefits listed below. However, the riders listed below are only added if you elect them. They are subject to certain limitations and there is generally an extra charge for each rider. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

SUPPLEMENTAL BENEFITS

                  EXTENDED MATURITY DATE: Extends the Maturity Date past the original Maturity Date. You must send a Written Notice requesting this benefit (and we must receive it at our Home Office) within 30 days prior to the original Maturity Date. The tax consequences of keeping the Policy in force beyond the Insured's 100th birthday are uncertain and you should consult a tax advisor before doing so.

                  TERMINAL ILLNESS ACCELERATED BENEFIT: You may elect to receive a portion of the death benefit proceeds in a "single sum benefit" if the Insured has incurred a terminal condition while the Policy is in force and has a life expectancy of one year or less. A doctor must certify the Insured's life expectancy. The maximum amount of this benefit is the lesser of 75% of Specified Amount or $500,000. Payment of any amounts under this benefit will result in reductions in your Policy Value, Specified Amount, and certain Policy benefits. The tax consequences of electing to receive a terminal illness accelerated benefit are uncertain and you should consult a tax advisor before making this election.

RIDERS

                  - WAIVER OF PREMIUM BENEFIT: Waives the initial planned premium if the Insured becomes totally and permanently disabled for at least six consecutive months prior to the Policy anniversary following the Insured's 60th birthday.

                  - WAIVER OF MONTHLY DEDUCTION: Waives the Monthly Deduction if the Insured becomes totally and permanently disabled for at least six consecutive months prior to the Policy anniversary following the Insured's 60th birthday.

                  - LEVEL ONE-YEAR TERM INSURANCE: Provides one-year renewable term insurance on the Insured in addition to the proceeds payable under the Policy. You should consult your representative to determine if you would benefit from this rider.

                  -        ADDITIONAL INSURED'S LEVEL ONE-YEAR TERM INSURANCE:
                           Provides one-year renewable term insurance on an additional Insured.

                  - ACCIDENTAL DEATH BENEFIT: Provides for payment of an additional benefit if the Insured dies due to and within 90 days of an accidental injury that occurred on or before the Policy anniversary when the Insured is age 65.

                  - GUARANTEED INSURABILITY BENEFIT: Provides options to purchase additional insurance without evidence of insurability.

                  - CHILDREN'S BENEFIT: Provides level term insurance on each of the Insured's dependent children, until their 25th birthday.

ADDITIONAL INFORMATION

SALE OF THE POLICIES

                  We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

                  We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG") for the distribution and sale of the Policies. AFSG is an affiliate of the Company. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

                  See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

MARKET TIMING

COST AND MARKETING TIMING

                  Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of history of excessive transfers by the owner.

                  THE PORTFOLIOS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER.

                  The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underling portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgement, the payment or transfer or series or transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

                  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

LEGAL PROCEEDINGS

        Like other life insurance companies, we are involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that there are no pending or threatened lawsuits that will adversely impact us or the Separate Account.

FINANCIAL STATEMENTS

                  The financial statements of the Company and the Separate Account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Glossary
The Policy - General Provisions
         Ownership Rights
         Our Right to Contest the Policy
         Suicide Exclusion
         Misstatement of Age or Gender
         Modifying the Policy
         Mixed and Shared Funding
         Addition, Deletion or Substitution of Investments
         Additional Information
         Payment Options
         Additional Information about Life Investors and the Separate Account Legal Matters
         Variations in Policy Provisions
         Personalized Illustrations of Policy Benefits
         Sale of the Policies
         Reports to Owners
         Records
         Experts
         Financial Statements

IMSA
Performance Data
         Life Investors' Published Ratings
Index to Financial Statements
         Life Investors Variable Life Account A
         Life Investors Insurance Company of America

GLOSSARY

AGE
The Insured's age on the Insured's last birthday.

BENEFICIARY
The person(s) you select to receive the death benefit proceeds under this Policy.

CASH SURRENDER VALUE
The amount we pay when you surrender your Policy. It is equal to: (1) the Policy Value as of the date of surrender; MINUS (2) any surrender charge; MINUS (3) any Indebtedness .

COMPANY (WE, US, OUR, LIFE INVESTORS, HOME OFFICE)
Life Investors Insurance Company of America, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, telephone: 319-398-8511.

CUMULATIVE MINIMUM MONTHLY PREMIUM
The sum of all Minimum Monthly Premiums beginning on the Policy Date.

DEATH BENEFIT PROCEEDS
The amount we pay to the beneficiary when we receive due proof of the Insured's death. We deduct any Indebtedness or unpaid Monthly Deductions before making any payment.

FIXED ACCOUNT
Part of our general account. Amounts allocated to the Fixed Account earn at least 3% annual interest (4% for Policies issued in Florida).

FREE LOOK PERIOD
The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of the free look period varies by state.

GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

INDEBTEDNESS
The total amount of all outstanding Policy loans, including both principal and interest due.

INSURED
The person whose life is Insured by this Policy.

INVESTMENT START DATE
The Investment Start Date is when we allocate amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account in accordance with your allocation instructions. The Investment Start Date is the latest of: (a) the date of the application; (b) the date all required medical examinations or diagnostic tests are completed; (c) the date of issue requested in the application unless underwriting is not yet completed; (d) the date of underwriting approval; (e) the date we receive the first premium at our Home Office; and (f) the date all other requirements are met.

LAPSE
A Policy that terminates without value after a grace period. You may reinstate a lapsed Policy in certain circumstances.

MATURITY DATE
The first Policy anniversary after the Insured's 100th birthday. You may elect to continue the Policy beyond Insured's age 100 under the extended Maturity Date option.

MINIMUM MONTHLY PREMIUM
This is the amount necessary to guarantee coverage for a No-Lapse Period. It is shown on your Policy's specification page.

MONTHLY DATE
This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Date, then the Monthly Date is the next Valuation Date. On each Monthly Date, we determine the Monthly Deduction and deduct it from the Policy Value.

MONTHLY DEDUCTION
This is the monthly amount we deduct from the Policy Value. The Monthly Deduction includes the cost of insurance charge, the administrative charge, a charge for any riders, and any charges for a substandard premium class rating.

NO-LAPSE PERIOD
A period you choose on the Policy application (5 Policy Years, 20 Policy Years, 30 Policy Years, or to Insured's age 100) during which the Policy will not enter a grace period if on a Monthly Date the sum of premiums paid, less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as Owner under the Policy.

POLICY DATE
The Policy Date is shown on the Policy's specifications page, and we use it to measure Policy months, years and anniversaries. We begin to deduct the Monthly Deductions on the Policy Date. Coverage is effective as of the Policy Date once all requirements have been met.

POLICY VALUE
The sum of your Policy's value in the Subaccounts and the Fixed Account (including amounts held in the Fixed Account to secure any loans).

PREMIUMS
All payments you make under the Policy other than repayments of Indebtedness.

PREMIUM SUSPENSE ACCOUNT
A temporary holding account where we place all premiums we receive prior to the Investment Start Date. The Premium Suspense Account does not credit any interest or investment return.

SEPARATE ACCOUNT
Life Investors Variable Life Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

SEPARATE ACCOUNT VALUE
The total value of your Policy allocated to the Subaccounts of the Separate Account.

SPECIFIED AMOUNT
The dollar amount of insurance selected by the Owner. The Specified Amount may be increased or decreased after issue. The Specified Amount is a factor in determining the Policy's death benefit and surrender charge.

SUBACCOUNT
A subdivision of Life Investors Variable Life Account A. We invest each Subaccount's assets exclusively in shares of one investment portfolio.

SURRENDER
To cancel the Policy by signed request from the Owner.

VALUATION DATE
Each day that both the New York Stock Exchange and the Company are open for regular business, except for any days when a Subaccount's corresponding investment portfolio does not value its shares. As of the date of this prospectus: the Company is open whenever the New York Stock Exchange is open; and there is no day when both the New York Stock Exchange and the Company are open for business but an investment portfolio does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

WRITTEN NOTICE
The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, each Written Notice must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Home Office.

YOU (YOUR, OWNER)
The person entitled to exercise all rights as Owner under the Policy.

PROSPECTUS BACK COVER

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

                  In order to help you understand how your Policy Values could vary over time under different sets of assumptions, we will provide you, without charge, with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the Insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or Policy Value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

                      Life Investors Insurance Company of America
                      4333 Edgewood Road, NE
                      Cedar Rapids, Iowa 52499
                      1-800-625-4213
                      Facsimile: 1-800-245-4782
                      (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2003
                              VARIABLE PROTECTOR(SM)
                                 ISSUED THROUGH
                     LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                                       BY
                   LIFE INVESTORS INSURANCE COMPANY OF AMERICA
                             4333 EDGEWOOD ROAD, NE
                            CEDAR RAPIDS, IOWA 52499
                                 1-800-625-4213
                                 (319) 398-8511

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Protector(SM) flexible premium variable life insurance policy offered by Life Investors Insurance Company of America. You may obtain a copy of the prospectus dated May 1, 2003 by calling 1-800-625-4213 (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time), or by writing to the administrative office at, Life Investors, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

          THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE JANUS ASPEN SERIES, AIM VARIABLE INSURANCE FUNDS, OPPENHEIMER VARIABLE ACCOUNT FUNDS, FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS, AND MFS(R) VARIABLE INSURANCE TRUST(TM)

TABLE OF CONTENTS

Glossary ................................................................................................      1
The Policy - General Provisions .........................................................................      4
         Ownership Rights................................................................................      4
         Our Right to Contest the Policy.................................................................      5
         Suicide Exclusion...............................................................................      5
         Misstatement of Age or Gender...................................................................      5
         Modifying the Policy............................................................................      5
         Mixed and Shared Funding .......................................................................      5
         Addition, Deletion, or Substitution of Investments..............................................      6
Additional Information...................................................................................      6
         Payment Options.................................................................................      6
         Additional Information about Life Investors and the Separate Account............................      7
         Legal Matters...................................................................................      7
         Variations in Policy Provisions.................................................................      7
         Personalized Illustrations of Policy Benefits...................................................      7
         Sale of the Policies............................................................................      8
         Reports to Owners...............................................................................      8
         Records.........................................................................................      8
         Experts.........................................................................................      9
         Financial Statements............................................................................      9
Underwriters.............................................................................................      9
         Underwriting Standards..........................................................................      9
IMSA     ................................................................................................     10
Performance Data.........................................................................................     10
         Other Performance Data in Advertising Sales Literature..........................................     10
         Life Investors' Published Ratings...............................................................     10
Index to Financial Statements............................................................................     11
         Life Investors Variable Life Account A..........................................................     12
         Life Investors Insurance Company of America.....................................................

GLOSSARY

AGE
The Insured's age on the Insured's last birthday.

BENEFICIARY
The person(s) you select to receive the death benefit proceeds under this Policy.

CASH SURRENDER VALUE
The amount we pay when you surrender your Policy. It is equal to: (1) the Policy Value as of the date of surrender; MINUS (2) any surrender charge; MINUS (3) any Indebtedness.

COMPANY (WE, US, OUR, LIFE INVESTORS, HOME OFFICE)
Life Investors Insurance Company of America, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, telephone: 319-398-8511.

CUMULATIVE MINIMUM MONTHLY PREMIUM
The sum of all Minimum Monthly Premiums beginning on the Policy Date.

DEATH BENEFIT PROCEEDS
The amount we pay to the beneficiary when we receive due proof of the Insured's death. We deduct any Indebtedness or unpaid Monthly Deductions before making any payment.

FIXED ACCOUNT
Part of our general account. Amounts allocated to the Fixed Account earn at least 3% annual interest (4% for Policies issued in Florida).

FREE LOOK PERIOD
The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of the free look period varies by state.

GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

INDEBTEDNESS
The total amount of all outstanding Policy loans, including both principal and interest due.

INSURED
The person whose life is Insured by this Policy.

INVESTMENT START DATE
The Investment Start Date is when we allocate amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account in accordance with your allocation instructions. The Investment Start Date is the latest of: (a) the date of the application; (b) the date all required medical examinations or diagnostic tests are completed; (c) the date of issue requested in the application unless underwriting is not yet completed; (d) the date of underwriting approval; (e) the date we receive the first premium at our Home Office; and (f) the date all other requirements are met.

LAPSE
A Policy that terminates without value after a grace period. You may reinstate a lapsed Policy in certain circumstances.

MATURITY DATE
The first Policy anniversary after the Insured's 100th birthday. You may elect to continue the Policy beyond Insured's age 100 under the extended Maturity Date option.

MINIMUM MONTHLY PREMIUM
This is the amount necessary to guarantee coverage for a No-Lapse Period. It is shown on your Policy's specification page.

MONTHLY DATE
This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Date, then the Monthly Date is the next Valuation Date. On each Monthly Date, we determine the Monthly Deduction and deduct it from the Policy Value.

MONTHLY DEDUCTION
This is the monthly amount we deduct from the Policy Value. The Monthly Deduction includes the cost of insurance charge, the administrative charge, a charge for any riders, and any charges for a substandard premium class rating.

NO-LAPSE PERIOD
A period you choose on the Policy application (5 Policy Years, 20 Policy Years, 30 Policy Years, or to Insured's age 100) during which the Policy will not enter a grace period if on a Monthly Date the sum of premiums paid, less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as Owner under the Policy.

POLICY DATE
The Policy Date is shown on the Policy's specifications page, and we use it to measure Policy months, years and anniversaries. We begin to deduct the Monthly Deductions on the Policy Date. Coverage is effective as of the Policy Date once all requirements have been met.

POLICY VALUE
The sum of your Policy's value in the Subaccounts and the Fixed Account (including amounts held in the Fixed Account to secure any loans).

PREMIUMS
All payments you make under the Policy other than repayments of Indebtedness.

PREMIUM SUSPENSE ACCOUNT
A temporary holding account where we place all premiums we receive prior to the Investment Start Date. The Premium Suspense Account does not credit any interest or investment return.

SEPARATE ACCOUNT
Life Investors Variable Life Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

SEPARATE ACCOUNT VALUE
The total value of your Policy allocated to the Subaccounts of the Separate Account.

SPECIFIED AMOUNT
The dollar amount of insurance selected by the Owner. The Specified Amount may be increased or decreased after issue. The Specified Amount is a factor in determining the Policy's death benefit and surrender charge.

SUBACCOUNT
A subdivision of Life Investors Variable Life Account A. We invest each Subaccount's assets exclusively in shares of one investment portfolio.

SURRENDER
To cancel the Policy by signed request from the Owner.

VALUATION DATE
Each day that both the New York Stock Exchange and the Company are open for regular business, except for any days when a Subaccount's corresponding investment portfolio does not value its shares. As of the date of this SAI: the Company is open whenever the New York Stock Exchange is open; and there is no day when both the New York Stock Exchange and the Company are open for business but an investment portfolio does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

WRITTEN NOTICE
The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, each Written Notice must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Home Office.

YOU (YOUR, OWNER)
The person entitled to exercise all rights as Owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Life Investors and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

OWNERSHIP RIGHTS

         The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner's estate. The Owner may exercise certain rights described below.

SELECTING AND CHANGING              -       You designate the beneficiary (the
THE BENEFICIARY                             person to receive the death benefit
                                            when the Insured dies) in the
                                            application.

                                    -       If you designate more than one
                                            beneficiary, then each beneficiary
                                            shares equally in any death benefit
                                            unless the beneficiary designation
                                            states otherwise.

                                    -       If the beneficiary dies before the
                                            Insured, then any contingent
                                            beneficiary becomes the beneficiary.

                                    -       If both the beneficiary and
                                            contingent beneficiary die before
                                            the Insured, then we will pay the
                                            death benefit to the Owner or the
                                            Owner's estate once the Insured
                                            dies.

                                    -       You can change the beneficiary by
                                            providing us with a Written Notice
                                            while the Insured is living.

                                    -       The change in beneficiary is
                                            effective as of the date you sign
                                            the Written Notice.

                                    -       We are not liable for any actions we
                                            take before we receive the Written
                                            Notice at our Home Office.

CHANGING THE OWNER                  -       You may change the Owner by
                                            providing a Written Notice to us at
                                            any time while the Insured is alive.

                                    -       The change takes effect on the date
                                            you sign the written notice.

                                    -       We are not liable for any action we
                                            take before we receive the Written
                                            Notice.

                                    -       Changing the Owner does not
                                            automatically change the beneficiary
                                            and does not change the Insured.

                                    -       Changing the Owner may have tax
                                            consequences. You should consult a
                                            tax advisor before changing the
                                            Owner.

ASSIGNING THE POLICY                -       You may assign Policy rights while
                                            the Insured is alive by submitting a
                                            Written Notice.

                                    -       The Owner retains any Ownership
                                            rights that are not assigned.

                                    -       Assignee may not change the Owner or
                                            the beneficiary, and may not elect
                                            or change an optional method of
                                            payment. We will pay any amount
                                            payable to the assignee in a lump
                                            sum.

                                    -       Claims under any assignment are
                                            subject to proof of interest and the
                                            extent of the assignment.

                                    -       We are not:

                                            -        bound by any assignment
                                                     unless we receive a Written
                                                     Notice of the assignment at
                                                     our Home Office;

                                            -        responsible for the
                                                     validity of any assignment;

                                            -        liable for any payment we
                                                     make before we receive
                                                     Written Notice of
                                                     assignment at our Home
                                                     Office; or

                                            -          bound by any assignment
                                                     which results in adverse
                                                     tax consequences to the
                                                     Owner, Insured(s) or
                                                     beneficiary(ies).

                                    -       Assigning the Policy may have tax
                                            consequences. You should consult a
                                            tax advisor before assigning the
                                            Policy.

OUR RIGHT TO CONTEST THE POLICY

         In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

         In the absence of fraud or non-payment of a Monthly Deduction, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years after:

                  (a) the Policy Date;

                  (b) the effective date of any increase in the Specified Amount (and then only for the increased amount); or

                  (c) the effective date of any reinstatement.

SUICIDE EXCLUSION

         If the Insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any Indebtedness, and less any withdrawals previously paid.

         If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

         Certain states may require suicide exclusion provisions that differ from those stated herein.

MISSTATEMENT OF AGE OR GENDER

         If the Insured's age or gender was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance.

MODIFYING THE POLICY

         Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or one of our officers. No agent may bind us by making any promise not contained in this Policy.

         If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

MIXED AND SHARED FUNDING

         In addition to the separate account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

         If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the Separate Account. We will not add, delete or substitute any shares attributable to your interest in a Subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other portfolios. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

         We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new Subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new Subaccounts available to existing owners on a basis we determine. We may also eliminate one or more Subaccounts for the same reasons as stated above.

         In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the Separate Account may be (1) operated as a management company under the 1940 Act,
(2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other Separate Accounts, or Subaccounts.

ADDITIONAL INFORMATION

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options (described below) vary with the investment performance of a separate account. We will also use any other method of settlement that is agreeable to you and us. More detailed information concerning the following settlement options is available upon request to our Home Office.

INTEREST PAYMENTS                                    The Company will pay interest on the proceeds at such times and for a period that is agreeable to you and the Company. At the end of the period, the
                                                     Company will pay out the remainder of the proceeds.

PAYMENTS FOR A SPECIFIED PERIOD                      The Company will make equal monthly payments for a specified number of years.

LIFE INCOME                                          The Company will make equal monthly payments for the remainder of the life of the recipient. Payments may be guaranteed for a period of 10 or 20 years.

PAYMENT OF A DESIGNATED AMOUNT                       The Company will make monthly payments of a specified amount until all of the proceeds and any interest are fully paid out.

JOINT AND SURVIVOR LIFE INCOME                       The Company will make equal monthly payments during the joint lifetime of two persons and continue the payments during the lifetime of the survivor.

ADDITIONAL INFORMATION ABOUT LIFE INVESTORS AND THE SEPARATE ACCOUNT

         Life Investors is a stock life insurance company that is a wholly-owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON NV, a Netherlands corporation that is a publicly traded international insurance group. Life Investors' Home Office is located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499.

         Life Investors was incorporated in 1961 under the Iowa law and is subject to regulation by the Iowa Commissioner of Insurance, as well as by the insurance departments of all other states and jurisdictions in which it does business. Life Investors is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in all states (except New York), Guam, and in the District of Columbia. Life Investors submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Life Investors has filed the Policy described in the prospectus with insurance officials in those jurisdictions in which the Policy is sold.

         Life Investors intends to reinsure a portion of the risks assumed under the Policies.

         Life Investors established the Separate Account as a separate investment account under Iowa law on July 1, 1999. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other life insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

         Life Investors holds the Separate Account's assets physically segregated and apart from the general account. Life Investors maintains records of all purchases and sales of portfolio shares by each of the Subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Life Investors. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

LEGAL MATTERS

         Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Policy under the federal securities laws. Thomas E. Pierpan, Esq., Vice President and Associate General Counsel of the Company, has passed upon all matters of Iowa law pertaining to the Policy.

VARIATIONS IN POLICY PROVISIONS

         Certain provisions of the Policy may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific differences as any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the Specified Amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

         The illustrations also will reflect the average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

SALE OF THE POLICIES

         The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Life Investors and AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. Both AFSG and Life Investors are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Life Investors agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

         -    90% of all premiums you make during the first Policy year, and

         -    2.50% of all premiums paid during Policy years 2 - 10.

We will pay an additional sales commission of up to 0.25% of the unloaned Policy's Value on the sixth Policy anniversary and each anniversary thereafter where the Policy Value (minus amounts attributable to loans) equals at least $5,000. In addition, certain production, persistency and managerial bonuses, trips, prizes and awards may be paid.

         To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

         We intend to recoup commissions and other sales expenses through: the premium expense charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the Fixed Account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policy owners or the Variable Account.

         We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

REPORTS TO OWNERS

         At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

-    the current Policy Value                -    any activity since the last
-    the current Cash Surrender Value             report (e.g., premiums paid,
-    the current death benefit                    withdrawals, deductions, loans
-    any other information required by law        or loan repayments, and other
                                                  transactions)

         You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in Specified Amount, transfers, partial withdrawals, increases in Indebtedness, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

         We will maintain all records relating to the Separate Account and the Fixed Account at our Home Office.

EXPERTS

         The financial statements of the Subaccounts of the Separate Account at December 31, 2002 and the periods indicated thereon, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

         The statutory-basis financial statements and schedules of Life Investors at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

         Actuarial matters included in this SAI have been examined by Nik Godon, Vice President and Product Actuary of Life Investors, as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

         Life Investors' financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the Separate Account's financial statements and you should consider these financial statements and schedules only as bearing upon Life Investor's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the Separate Account.

         Life Investors' financial statements and schedules at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITERS

UNDERWRITING STANDARDS

         This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

         Your cost of insurance charge will vary by the insured's gender, issue age on the Policy Date, length of time from the Policy Date, and rate class. We currently place Insureds into the following rate classes:

         -        preferred, non-tobacco use;

         -        non-tobacco use;

         -        tobacco use.

         We also place Insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for Insureds who use tobacco. We currently charge lower cost of insurance rates for Insureds who are in the preferred class. The preferred class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen, and if you meet the required criteria.

IMSA

         Life Investors is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

PERFORMANCE DATA

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

         We may compare each Subaccount's performance to the performance of:

         -        other variable life issuers in general;

         - variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

                  -        Lipper and Morningstar rank variable annuity
                           contracts   and   variable   life   policies.   Their
                           performance   analysis   ranks such   policies   and
                           contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

         - the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

                  - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

         -        other types of investments, such as:

                  -        certificates of deposit;

                  -        savings accounts and U.S. Treasuries;

                  - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

                  - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

LIFE INVESTORS' PUBLISHED RATINGS

         We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the Separate Account, the Subaccounts, the funds or their portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS

LIFE INVESTORS VARIABLE LIFE ACCOUNT A:
     Report of Independent Auditors, dated January __, 2003
     Statements of Assets and Liabilities at December 31, 2002
     Statements of Operations for the year ended December 31, 2002
     Statements of Changes in Net Assets for the years ended December 31, 2002 and 2001 Notes to the Financial Statements

LIFE INVESTORS INSURANCE COMPANY OF AMERICA
     Report of Independent Auditors, dated February 15, 2003
     Statutory-Basis Balance Sheets at December 31, 2002 and 2001
     Statutory-Basis Statements of Operations for the years ended December 31, 2002, 2001 and 2000 Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2002, 2001 and 2000
     Statutory-Basis Statements of Cash Flow for the years ended December 31, 2002, 2001 and 2000 Notes to Financial Statements--Statutory-Basis Statutory-Basis Financial Statement Schedules

                           PART C - OTHER INFORMATION

Item 27.          Exhibits

                  (a)Resolution of the Board of Directors of Life Investors establishing the separate account (1)

                  (b)Not Applicable

                  (c)Distribution of Policies

                           (i) Form of Broker/Dealer Supervisory and Sales
                               Agreement (1)

                           (ii) Form of Principal Underwriting Agreement (1)

                  (d)      (i) Specimen Flexible Premium Variable Life Insurance
                               Policy (1)

                           (ii) Waiver of Premium Benefit (1)

                           (iii) Waiver of Monthly Deduction (1)

                           (iv) Level One-Year Term Insurance (1)

                           (v) Additional Insured's Level One-Year Term
                               Insurance (1)

                           (vi) Accidental Death Benefit (1)

                           (vii) Guaranteed Insurability Benefit (1)

                           (viii) Income Replacement Benefit (1)

                           (ix) Children's Benefit (1)

                  (e)Application for Flexible Premium Variable Life Insurance
                     Policy (1)

                  (f)      (i)  Certificate of Incorporation of Life Investors
                           (1)

                           (ii) By-Laws of Life Investors (1)

                  (g)      Reinsurance Contracts

                          (i) Reinsurance Treaty dated April 1, 2001 with
                               Gerling Global Life Reinsurance Company and
                               Amendments Thereto (3)

                           (ii) Reinsurance Treaty dated April 1, 2001 with The
                               Lincoln National Life Insurance Company and
                               Amendments Thereto (3)

                           (iii) Reinsurance Treaty dated April 1, 2001 with
                               Automatic YRT Life (3)

                           (iv) Reinsurance Treaty dated January 1, 2000 with
                               RGA Reinsurance Company and Amendments Thereto
                               (3)

                           (v) Reinsurance Treaty dated February 1, 1998 with
                               Transamerica Occidental Life Insurance Company
                               (3)

                           (vi) Reinsurance Treaty dated April 1, 1999 with
                               Business Men's Assurance Company of America and Amendments Thereto (3)

                           (vii) Reinsurance Treaty dated February 1, 1998 with
                               Employers Reassurance Corporation and Amendments Thereto (3)

                          (viii) Reinsurance Treaty dated February 1, 1998 with
                                 Cologne Life Reinsurance Company and Amendments
                               Thereto (3)

                  (h)      (i) Form of Participation Agreement regarding Janus
                               Aspen Series (1)

                           (iii) Form of Participation Agreement regarding AIM
                               Variable Insurance Funds, Inc. (1)

                           (iv) Form of Participation Agreement regarding
                               Oppenheimer Variable Account Funds (1)

                           (v) Form of Participation Agreement amending
                               Oppenheimer Variable Account Funds (2)

                           (vi) Form of Participation Agreement regarding
                               Fidelity Variable Insurance Products Funds (1)

                           (vi) Form of Participation Agreement regarding MFS
                               Variable Insurance Trust (2)

                  (i) Not Applicable

                  (j) Not Applicable

                  (k) Opinion and Consent of Thomas E. Pierpan, Esq. as to
                      Legality of Securities Being Registered (3)

                  (l) Opinion and Consent of Nik Godon as to Actuarial Matters
                      Pertaining to the Securities Being Registered (3)

                  (m) Not Applicable

                  (n) Other Opinions:

                           (i) Written Consent of Sutherland Asbill & Brennan
                               LLP (3)

                           (ii) Written Consent of Ernst & Young LLP (3)

                  (o) Not Applicable

                  (p) Not Applicable

               (q)Memorandum describing issuance, transfer and redemption procedures (2)

               (r)Powers of Attorney

-------------------------------------
(1) This exhibit was previously filed on the Initial Registration Statement on Form S-6 Registration Statement dated December 23, 1999 (File No. 333-93567) and is incorporated herein by reference.

(2) This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 29, 2002 (File No. 333-93567) and is incorporated herein by reference.

(3)      To be filed by amendment.

Item 28.          Directors and Officers of the Depositor

Name                               Principal Business Address        Position and Offices with Depositor
----                               --------------------------        -----------------------------------
Michael W. Kirby                             (1)                   Director and President
Rex B. Eno                                   (1)                   Chairman of the Board
Brenda K. Clancy                             (1)                   Director, Vice President, Chief Financial
                                                                   Officer and Treasurer
Diane Meiners                                (1)                   Director and Vice President
Arthur C. Schneider                          (1)                   Director, Vice President and Chief Tax
                                                                   Officer
Craig D. Vermie                              (1)                   Director, Vice President, Secretary and
                                                                   General Counsel

(1) 4333 Edgewood Road, N.E., Cedar Rapids, Iowa  52499-0001

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

VERENIGING AEGON - Netherlands Membership Association
AEGON N.V. (Netherlands) (32.47%)
 AEGON Nederland N.V. (Netherlands) (100%)
 AEGON Nevak Holding B.V. (Netherlands) (100%)
 AEGON Derivatives N.V. (Netherlands) (100%)
 Transamerica Corporation and subsidiaries (DE) (100%)
 AEGON DMS Holding B.V. (Netherlands) (100%)
  Canadian Premier Holdings Ltd (Canada) (100%)
      Canadian Premier Life Insurance Company (Canada) (100%)
      Legacy General Insurance Company (Canada) (100%)
  Cornerstone International Holdings Ltd (UK) (100%)
      Cornerstone International Marketing Ltd (UK) (100%)
      Stonebridge International Insurance Ltd (UK) (100%)
  Transamerica Direct Marketing Korea Ltd (Korea) (100%)
  Transamerica Direct Marketing Japan K.K. (Japan) (100%)
  Transamerica Direct Marketing Asia Pacific Pty Ltd (Australia) (100%)
      Transamerica Insurance Marketing Asis Pacific Pty Ltd (Australia)
      (100%)
      Transamerica Direct Marketing Australia Pty Ltd (Australia) (100%) AEGON INTERNATIONAL N.V. (Netherlands) (100%)
  The AEGON Trust - voting trust - (Advisory Board: - Donald J. Shepard, Joseph B. M. Streppel,
     Dennis Hersch) (DE) (100%)
     AEGON U.S. Holding Corporation (DE) (100%)
        CORPA Reinsurance Company (NY) (100%)
        AEGON Management Company (IN) (100%)
        Short Hills Management Company (NJ) (100%)
        AEGON U.S. Corporation (IA) (76.05%)
           Commonwealth General Corporation and subsidiaries (DE) (100%) AEGON USA, Inc. (IA) (100%)
             RCC North America LLC (DE) (100%)
             Transamerica Holding Company, L.L.C. (DE) (100%)

           Veterans Life Insurance Company (IL) (100%)
              Peoples Benefit Services, Inc. (PA)(100%)
              Veterans Life Insurance Agency, Inc.(MD) (100%)
           Transamerica Life Insurance Company (IA)(100%)
              Professional Life & Annuity Insurance Company (AZ) (100%)
              AEGON Financial Services Group, Inc. (MN) (100%)
                 AEGON Assignment Corporation of Kentucky (KY) (100%)
                 AEGON Assignment Corporation (IL) (100%)
                 Transamerica Financial Institutions, Inc. (MN) (100%)
           AEGON Funding Corp. (DE) (100%)
           AEGON USA Investment Management LLC (IA)(100%)
           First AUSA Life Insurance Company - insurance holding co. (MD)
           (100%)
              AUSA Life Insurance Company, Inc. - insurance (NY) (100%)
              United Financial Services, Inc. (MD) (100%)
              Monumental General Casualty Company (MD) (100%)
              Bankers Financial Life Insurance Company (AZ) (100%)
              The Whitestone Corporation (MD) (100%)
              Cadet Holding Corp. (IA) (100%)
              Monumental General Life Insurance Co. of Puerto Rico (PR)(51%) Iowa Fidelity Life Insurance Company (AZ) (100%)
              Southwest Equity Life Insurance Company (AZ) (100%)
              Life Investors Insurance Company of America - insurance (IA)(100%)
                 Life Investors Alliance LLC (DE) (100%)
              Western Reserve Life Assurance Co. of Ohio - insurance (OH)(100%)
                 WRL Insurance Agency, Inc. (CA) (100%)
                     WRL Insurance Agency of Alabama, Inc. (AL) (100%)
                     WRL Insurance Agency of Massachusetts, Inc. (MA)(100%)
                     WRL Insurance Agency of Nevada, Inc. (NV) (100%
                     WRL Insurance Agency of Wyoming, Inc. (WY) (100%)
                     WRL Insurance Agency of Texas (TX) (100%)
                 AEGON Equity Group, Inc. (FL) (100%)
                 AEGON/Transamerica Fund Services, Inc. - transfer agent
                 (FL) (100%)
                 AEGON/Transamerica Fund Advisers, Inc. - investment
                 adviser (FL) (77%)
                 World Financial Group Insurance Agency, Inc. (CA) (100%)
                     World Financial Group Insurance Agency of Alabama,
                     Inc. (AL) (100%)
                     World Financial Group Insurance Agency of Hawaii,
                     Inc. (HI) (100%)
                     World Financial Group Insurance Agency of
                     Massachusetts, Inc. (MA) (100%)
                     World Financial Group Insurance Agency of Puerto
                     Rico, Inc. (PR) (100%)
                     World Financial Group Insurance Agency of New Mexico
                     (NM) (100%)
                     World Financial Group Insurance Agency of Wyoming,
                     Inc. (WY) (100%)
                     WFG Property & Casualty Insurance Agency, Inc. (GA)
                     (100%)
                     WFG Property & Casualty Insurance Agency of Alabama,
                     Inc. (AL) (100%)
                     WFG Property & Casualty Insurance Agency of
                     California, Inc. (CA) (100%)
                     WFG Property & Casualty Insurance Agency of
                     Mississippi, Inc. (MS)(100%)
                     WFG Property & Casualty Insurance Agency of Nevada,
                     Inc. (NV) (100%)
                     WFG Property & Casualty Insurance Agency of Wyoming,
                     Inc. (WY) (100%)
                     WFG Property & Casualty Insurance Agency of Texas,
                     Inc. (TX) (100%)
        AUSA Holding Company - holding company (MD) (100%)
           AEGON USA Investment Management, Inc. - investment adviser
           (IA) (100%)
           AEGON USA Securities, Inc. - broker-dealer (IA) (100%)
           Transamerica Capital, Inc. (CA) (100%)
           Universal Benefits Corporation - third party administrator (IA)
           (100%)
           Investors Warranty of America, Inc. - provider of automobile extended maintenance contracts (IA) (100%)
           Massachusetts Fidelity Trust Company - trust company (IA) (100%) Roundit, Inc. (MD) (50%)
           Long, Miller & Associates LLC (CA)(33-1/3%)
           Diversified Investment Advisors, Inc. - investment adviser (DE)
           (100%)
              Diversified Investors Securities Corp. - broker-dealer  (DE)
              (100%)

                       George Beram & Company, Inc. (MA) (100%)
                    Creditor Resources, Inc. - credit insurance  (MI)
                    (100%)
                       Premier Solutions Group, Inc. (MD) (100%)
                       CRC Creditor Resources Canadian Dealer Network
                       Inc. - insurance agency (Canada) 100%)
                    Money Services, Inc. - financial counseling for employees and agents of affiliated companies (DE) (100%)
                       ORBA Insurance Services, Inc. (CA) (40.15%)
                       ADB Corporation LLC (DE) (100%)
                       AEGON USA Travel and Conference Services LLC - travel services (IA) (100%)
                       Great Companies, L.L.C. (IA) (30%)
                    Zahorik Company, Inc. - broker-dealer  (CA) (100%)
                      ZCI, Inc. (AL) (100%)
                      Zahorik Texas, Inc. (TX) (100%)
                    Monumental General Insurance Group, Inc. - holding company (MD) (100%)
                      Monumental General Mass Marketing, Inc. - marketing
                      (MD) (100%)
                      Trip Mate Insurance Agency, Inc. (KS) (100%)
                      Monumental General Administrators, Inc. (MD) (100%)
                           National Association Management and Consultant Services, Inc. (MD) (100%)
                    AEGON Asset Management Services, Inc. (DE) (100%)
                      World Group Securities, Inc. (DE) (100%)
                      World Financial Group, Inc. (DE) (100%)
                    InterSecurities, Inc. - broker-dealer  (DE) (100%)
                      World Financial Group Insurance Agency of Ohio, Inc.
                      (OH) (100%)
                    AEGON/Transamerica Fund Advisers, Inc. - investment adviser (FL) (23%)
                    AEGON USA Realty Advisors Inc. - real estate investment services (IA) (100%)
                       RCC Properties Limited Partnership (IA) (100%)
                       QSC Holding, Inc. (DE) (100%)
                       Realty Information Systems, Inc. - information systems for real estate investment management (IA) (100%)
                       AEGON USA Real Estate Services, Inc. (DE) (100%) Real Estate Alternatives Portfolio 1 LLC (DE) (100%)

Item 30.          Indemnification

         The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

                              Rule 484 Undertaking

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Life Investors pursuant to the foregoing provisions or otherwise, Life Investors has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Life Investors of expenses incurred or paid by a director, officer or controlling person of Life Investors in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Life Investors will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.          Principal Underwriter

                  (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, and Separate Account VA P of Transamerica Life Insurance Company; the Separate

                           Account VA BNY, Separate Account C, AUSA Series Life Account, AUSA Series Annuity Account and AUSA Series Annuity Account B of AUSA Life Insurance Company, Inc.; the Separate Account I and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; Separate Account VA-2LNY of Transamerica Life Insurance Company of New York; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

                  (b)      Directors and Officers of AFSG

                            PRINCIPAL BUSINESS
                            ------------------
      NAME                      ADDRESS                    POSITION AND OFFICES WITH UNDERWRITER
      ----                      -------                    -------------------------------------
Larry N. Norman                   (1)                    Director and President

Anne M. Spaes                     (1)                    Director and Vice President

Lisa A. Wachendorf                (1)                    Director, Vice President and Chief Compliance
                                                         Officer

John K. Carter                    (2)                    Vice President

William G. Cummings               (2)                    Vice President and Treasurer

Thomas R. Moriarty                (2)                    Vice President

Christopher G. Roetzer            (2)                    Vice President

Frank A. Camp                     (1)                    Secretary

Priscilla I. Hechler              (2)                    Assistant Vice President and Assistant Secretary

Thomas E. Pierpan                 (2)                    Assistant Vice President and Assistant Secretary

Darin D. Smith                    (1)                    Vice President and Assistant Secretary

Teresa L. Stolba                  (1)                    Assistant Compliance Officer

Emily Bates                       (3)                    Assistant Treasurer

Clifton W. Flenniken              (4)                    Assistant Treasurer

-------------
(1)      4333 Edgewood Road, N.E., Cedar Rapids, IA  52499-0001

(2)      570 Carillon Parkway, St. Petersburg, FL  33716-1202

(3)      400 West Market Street, Louisville, Kentucky 40202

(4)      1111 North Charles Street, Baltimore, Maryland 21201

                  (c)      Compensation to Principal Underwriter

                                    NET UNDERWRITING
     NAME OF PRINCIPAL                DISCOUNTS AND         COMPENSATION ON       BROKERAGE
        UNDERWRITER                    COMMISSIONS            REDEMPTION         COMMISSIONS       COMMISSIONS
-----------------------------------------------------------------------------------------------------------------
AFSG Securities Corporation                  0                     0                $   (1)             0
                                    -----------------------------------------------------------------------------
                                             0                     0                $   (2)             0
                                    -----------------------------------------------------------------------------
                                             0                     0                $   (3)             0
-----------------------------------------------------------------------------------------------------------------

(1)  fiscal year 2002

(2)  fiscal year 2001

(3)  fiscal year 2000

Item 32.          Location of Accounts and Records

                  All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Life Investors, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499.

Item 33.          Management Services

                  Not Applicable

Item 34.          Undertakings

                  Life Investors hereby represents that the fees and charges deducted under the Variable Protector Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Life Investors.

                  Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

                  Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

                  Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 11th day of February, 2003.

                                          LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                                          (Registrant)

                                          By:  /s/ Rex B. Eno */
                                               -------------------
                                                    Rex B. Eno, Chairman of the
                                                    Board of Life Investors
                                                    Insurance Company of America

                                           LIFE INVESTORS INSURANCE COMPANY OF
                                           AMERICA
                                          (Depositor)

                                          By:  /s/ Rex B. Eno */
                                               -------------------
                                               Rex B. Eno, Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Signature                                    Title                                  Date
    ---------                                    -----                                  ----
/s/ Rex B. Eno                           Chairman of the Board                    February 11, 2003
---------------
Rex B. Eno */
           -

/s/ Craig D. Vermie                      Director, Vice President,                February 11, 2003
-------------------
Craig D. Vermie */                       Secretary and General Counsel
                -

 /s/ Brenda K. Clancy                    Director, Vice President                 February 11, 2003
---------------------
Brenda K. Clancy */                      Treasurer and Chief Financial Officer
                 -

/s/ Diane Meiners                        Director and Vice President              February 11, 2003
------------------
Diane Meiners */
              -

/s/ Arthur C. Schneider                  Director and Chief Tax Officer           February 11, 2003
-----------------------
Arthur C. Schneider

/s/ Michael W. Kirby                     Director and President                   February 11, 2003
---------------------
Michael W. Kirby

*/  /s/ Priscilla I. Hechler
----------------------------
    Signed by Priscilla I. Hechler
    As Attorney in Fact

                      EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION OF EXHIBIT
-----------                              -----------------------
27(r)                                    Powers of Attorney